UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ITERIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITERIS, INC.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 21, 2007

To the Stockholders of Iteris, Inc.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Iteris, Inc., a Delaware corporation, will be held on Thursday, September 21, 2007 at 10:00 a.m. Pacific Time, at the Doubletree Hotel Anaheim/Orange County, located at 100 The City Drive, Orange, California 92868, for the following purposes, as more fully described in the proxy statement accompanying this Notice:

1.                                       To elect seven directors to serve on the Board of Directors until the next annual meeting of stockholders. The nominees for election are Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, John W. Seazholtz, Joel Slutzky and Thomas L. Thomas.

2.                                       To approve the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock by 20,000,000, from 50,000,000 shares to 70,000,000 shares.

3.                                       To approve the Iteris, Inc. 2007 Omnibus Incentive Plan and the issuance of up to 850,000 shares of common stock thereunder.

4.                                       To ratify the appointment of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending March 31, 2008.

5.                                       To transact any other business which may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

All stockholders of record as of the close of business on July 25, 2007 are entitled to notice of and to vote at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. You are cordially invited to be present and to vote at this Annual Meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning the enclosed proxy card. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive from that institution an instruction form for voting by mail and you may also be eligible to vote your shares electronically over the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. For further information, please see the discussion of voting rights and proxies beginning on page 1 of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Anaheim, California	Abbas Mohaddes
August , 2007	Chief Executive Officer and President

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

ITERIS, INC.
1515 South Manchester Avenue
Anaheim, California 92802*

PROXY STATEMENT
FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 21, 2007

General

These proxy materials and the enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Iteris, Inc., a Delaware corporation (“Iteris” or the “Company”), to be voted at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on September 21, 2007 and at any adjournment(s) or postponement(s) of the meeting. The Annual Meeting will be held at 10:00 a.m. Pacific Time, at the Doubletree Hotel Anaheim/Orange County, located at 100 The City Drive, Orange, California 92868. These proxy materials and the form of proxy are expected to be mailed to our stockholders who are entitled to vote at the Annual Meeting on or about August 10, 2007.

Purpose of Meeting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of the Annual Meeting of Stockholders and are described in more detail in this proxy statement.

Voting Rights

The record date for determining those stockholders who are entitled to notice of, and to vote at, the Annual Meeting has been fixed as July 25, 2007. At the close of business on the record date, 32,764,826 shares of our common stock, par value $0.10 per share, were outstanding and no shares of our preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder as of the record date.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

In the election of directors under Proposal One, directors will be elected by a plurality of the common stock entitled to vote and present in person or represented by proxy at the Annual Meeting, unless cumulative voting is in effect. Pursuant to our bylaws, no stockholder is entitled to cumulate his or her votes (as described above) for candidates other than those whose names have been placed in nomination prior to the commencement of voting and unless at least one stockholder has given notice prior to commencement of voting of his or her intention to cumulate votes. If any stockholder has given such notice, then each stockholder may cumulate votes by multiplying the number of shares of common stock the stockholder is entitled to vote by the number of directors to be elected. The

*   We expect that our headquarters and principal operations will be relocated in September 2007 to 1700 East Carnegie Avenue, Santa Ana, California 92705.

number of cumulative votes thus determined may be voted all for one candidate or distributed among several candidates, at the discretion of the stockholder. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. If cumulative voting is in effect, the persons named in the accompanying proxy will vote the shares of common stock covered by proxies received by them (unless authority to vote for directors is withheld) among the named candidates as they determine.

Proposal Two requires the approval of the affirmative vote of a majority of the common stock outstanding and entitled to vote on the matter. Proposals Three and Four require the approval of the affirmative vote of a majority of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers who hold stock in “street name” return proxy cards stating that they do not have authority to vote the stock which they hold on behalf of beneficial owners. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulations of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved. The election of directors in Proposal One and the ratification of the selection of the independent auditors in Proposal Four are matters on which a broker or other nominee is generally empowered to vote. Therefore, no broker non-votes will exist in connection with Proposal One or Proposal Four.

Voting

You may vote by one of three ways: (i) by mail, (ii) electronically over the Internet or by telephone, or (iii) by ballot in person at the Annual Meeting. If you are a “registered holder,” that is, your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet or by telephone. Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

If you are a registered holder, you may also vote your shares in person at the Annual Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder and bring it with you to the Annual Meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Proxies

Please use the enclosed proxy card to vote by mail. If your shares are held in street name, then in lieu of a proxy card you should receive from that institution an instruction form for voting by mail, the Internet or by telephone. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been signed, dated and timely returned (or otherwise properly voted by Internet or telephone) will be counted in the quorum and voted. Properly executed proxies will be voted in the manner directed by the stockholders. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board under Proposal One unless the authority to vote for the election of any director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of each of the other proposals as described in this proxy statement and the accompanying notice.

The enclosed proxy also grants the proxy holders discretionary authority to vote on any other business that may properly come before the Annual Meeting as well as any procedural matters. We have not been notified by any stockholder of his or her intent to present a stockholder proposal at the Annual Meeting.

If your shares are held in your name, you may revoke or change your vote at any time before the Annual Meeting by filing a notice of revocation or another signed proxy card with a later date with our Secretary at our principal executive offices. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Annual Meeting. If you attend the Annual Meeting and vote by ballot, any proxy that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Annual Meeting will be counted. Please note, however, that if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Solicitation

The enclosed proxy is being solicited by our Board of Directors. We will bear the entire cost of proxy solicitation, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to the stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their reasonable expenses in forwarding the solicitation materials to the beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by personal contact, telephone, facsimile, email or any other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

In the discretion of management, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies. Although we do not currently expect to retain such a firm, it estimates that the fees of such firm would range from $5,000 to $20,000 plus out-of-pocket expenses, all of which would be paid by us.

PROPOSAL ONE:

ELECTION OF DIRECTORS

Our bylaws provide for a Board of Directors consisting of not less than seven nor more than eleven members. The exact number may be changed, within such limits, by a resolution duly adopted by the Board or by the stockholders. The number of directors constituting the full Board is currently set at eleven. We currently have ten directors and one vacancy. Three of the current directors will not be standing for re-election at the Annual Meeting, and the size of the Board will be reduced to seven persons immediately prior to the Annual Meeting.

On the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors selected and approved the following persons as nominees for election at the Annual Meeting to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified or until their earlier resignation or removal: Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, John W. Seazholtz, Joel Slutzky and Thomas L. Thomas. Each nominee for election is currently a member of our Board of Directors and has agreed to serve if elected. We have no reason to believe that any of the nominees will be unavailable to serve. In the event any of the nominees named herein is unable to serve or declines to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will exercise discretionary authority to vote for substitutes. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named above.

Stockholder Approval

The seven candidates receiving the highest number of affirmative votes, present in person or represented by proxies and entitled to vote at the Annual Meeting, will be elected as our directors. However, if cumulative voting is in effect, the proxy holders will have the right to cumulate and allocate votes among those nominees standing for election as such proxy holders in their discretion elect.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the seven director nominees listed above.

Directors and Nominees

The following table sets forth certain information, as of July 1, 2007, concerning our directors and director nominees.

Name	Age	Current Position(s) with Iteris	Director Since
Richard Char(1)	48	Director	2005
Kevin C. Daly, Ph.D.(2)(3)	62	Director and Assistant Secretary	1993
Gary Hernandez(3)*	48	Director	2004
Dr. Hartmut Marwitz*	65	Director	2004
Gregory A. Miner	52	Chairman of the Board	1998
Abbas Mohaddes	50	Chief Executive Officer, President, Assistant Secretary and Director	2005
John W. Seazholtz(1)(2)(3)	70	Director	1998
Joel Slutzky	68	Director and Assistant Secretary	1969
Thomas L. Thomas(1)(2)(3)	58	Director	1999
Paul E. Wright*	76	Director	1993

*                    Not a director nominee for the Annual Meeting.

(1)             Member of the Audit Committee.

(2)             Member of the Compensation Committee.

(3)             Member of the Nominating and Corporate Governance Committee.

Abbas Mohaddes has served as our Chief Executive Officer and President since March 2007, as an Assistant Secretary since May 2004 and as a director since September 2005. Prior to his promotion in March 2007, Mr. Mohaddes served as our Executive Vice President and a General Manager from October 2004. He was the Executive Vice President of our former Iteris, Inc. subsidiary (the “Iteris Subsidiary”) from March 2004 to October 2004 and its Secretary from September 2001 to October 2004. Prior to that, he served as the Senior Vice President and Director of Transportation Systems of the Iteris Subsidiary from May 2000 to March 2004 and as its Vice President and Deputy Director of Transportation from October 1998 to May 2000. Mr. Mohaddes also served as President and Chief Executive Officer of Meyer, Mohaddes Associates, Inc. (“MMA”), an ITS and transportation firm that he co-founded in 1991, which was acquired by the Iteris Subsidiary in October 1998 and dissolved in April 2006. Mr. Mohaddes is a founding and a current board member of ITS America and a member of several trade organizations including Transportation Research Board, Institute of Transportation Engineers, and the Design/Build Institute of America.

Richard Char has served as a director since September 2005. Since June 2006, Mr. Char has served as Senior Vice President of Corporate Development and General Counsel at Blackhawk Network, Inc., a provider of card-based financial solutions, including third-party prepaid cards. From March 2003 to April 2005, Mr. Char served as the President and Chief Executive Officer of IC Media, a developer of CMOS image sensors that was acquired in April 2005 by MagnaChip Semiconductors, a developer and manufacturer of mixed-signal and digital multimedia semiconductors. Prior to joining IC Media, from March 1999 to January 2002, Mr. Char was Managing Director with the Technology Group of Credit Suisse First Boston. From 1997 to 1999, Mr. Char was Co-Head of Technology Investment Banking at Cowen & Company and from 1984 to 1997, he was a partner in the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Char received his A.B. degree from Harvard College and his J.D. degree from Stanford Law School.

Kevin C. Daly, Ph.D. has served as a director since 1993. Since November 2005, Dr. Daly has served as the Chief Executive Officer of MAXxess Systems, Inc., a provider of electronic security solutions, which he joined in June 2005. From June 2002 to June 2005, Dr. Daly was the Chief Executive Officer of Avamar Technologies, Inc., a provider of high availability storage software solutions. Dr. Daly was Chief Technical Officer of Quantum Corporation’s Storage Solutions Group from October 2001 to July 2002 and, prior to that, he was Chief Executive Officer of ATL Products, Inc., one or our former subsidiaries, from ATL’s formation in 1993 until 2001. Dr. Daly also served as our Chief Technical Officer from 1985 until ATL’s separation from us in an initial public offering in 1997. Prior to joining us, Dr. Daly was Director of the Control and Dynamics Division of the Charles Stark Draper Laboratory at MIT from 1974 through 1985. Dr. Daly is also a member of the Board of Directors of Danka Business Systems PLC and iStor Networks Inc.

Gary Hernandez has served as a director since September 2004. He also served as a director of the Iteris Subsidiary from January 1999 to October 2004. Mr. Hernandez has been a partner in the law firm of Sonnenschein, Nath and Rosenthal LLP since December 1997. From December 1995 to December 1997, Mr. Hernandez was a partner in the law firm of Long & Levit. Mr. Hernandez served as Deputy Insurance Commissioner of California from April 1991 to November 1995. Mr. Hernandez received his B.A. degree from the University of California, Berkeley and his J.D. degree from the University of California, Davis.

Dr. Hartmut Marwitz has served as a director since September 2004. Dr. Marwitz also served as a director of the Iteris Subsidiary from 1999 to October 2004 and has served as the Vice-President of Engineering Mercedes-Benz Trucks of DaimlerChrysler in Germany since 1995. Previously, Dr. Marwitz served with Daimler-Benz AG as Director of Truck Powertrain Testing. Furthermore, Dr. Marwitz has broad experiences in the field of passenger car development. Before joining Daimler-Benz AG, Dr. Marwitz worked as Senior Manager for Rheinmetall in the field of Special Machinery Development in Germany and Spain. Dr. Marwitz holds an Engineering Degree in Mechanical Engineering and a Doctoral Degree in Experimental Mechanics from the Technical University of Munich, Germany. Since 2003, Dr. Marwitz has held an honorary professorship as the Chair of Machine and Design at the Institute of Machine Design and Automotive Engineering at the Technical University of Karlsruhe (Germany).

Gregory A. Miner has served as a director since 1998 and as our Chairman of the Board of Directors since October 2004. Mr. Miner is also the Managing Partner of Merchant Capital Source, LLC, a company that provides working capital financing solutions to merchants. Prior to that, Mr. Miner served as our Chief Executive Officer from February 2002 to October 2004 and as our Chief Financial Officer from January 1994 to October 2004. He also served as our Chief Operating Officer from 1998 to 2002 and as the Chairman of the Board of the Iteris Subsidiary from December 2003 to October 2004. Mr. Miner has served in various capacities for our other subsidiaries from time to time. From December 1984 until joining us, Mr. Miner served as the Vice President, Chief Financial Officer and a director of Laser Precision Corporation, a manufacturer of telecommunications test equipment. Mr. Miner is a Certified Public Accountant and, from 1979 to 1984, was employed by Deloitte Haskins and Sells (now known as Deloitte & Touche LLP) in various capacities, the most recent of which was Audit Manager.

John W. Seazholtz has served as a directors since May 1998. From May 1998 to April 2000, Mr. Seazholtz served as the President and Chief Executive Officer of Telesoft America, Inc. He retired in April 1998 as the Chief Technology Officer of Bell Atlantic after 36 years of service with that company and its predecessor. Mr. Seazholtz was a senior officer of Bell Atlantic from 1986, serving in various positions, including the positions of Vice President, Operations and Engineering, Vice President, Marketing, Vice President of New Services, and Vice President, Technology and Information Systems. Mr. Seazholtz currently serves as the Chairman of the Board of Westell Technologies, Inc.

Joel Slutzky has served as a director since he co-founded our company in 1969. Mr. Slutzky was the Chairman of the Board of Directors from 1969 to October 2004 and our Chief Executive Officer from 1975 to February 2002. Mr. Slutzky also served as the Chairman of the Board of the Iteris Subsidiary until December 2003 and served in various capacities for our other subsidiaries from time to time. Mr. Slutzky currently serves on the Board of Directors of Project Tomorrow, an organization focused on improving Kindergarten through 12th grade science education in Orange County, California.

Thomas L. Thomas has served as a director since May 1999. Mr. Thomas served as the Chairman of the Board, President and Chief Executive Officer of HAHT Commerce, a provider of software applications that enable companies to use the Internet to conduct business, from February 2000 until February 2004 when HAHT Commerce was sold to Global Exchange Services, or GXS. Mr. Thomas currently serves as the President and Chief Operating Officer of GXS, a provider of business-to-business EDI and supply chain management solutions. Mr. Thomas was previously the President and Chief Executive Officer of Ajuba Solutions, a provider of B2B integration solution software, which was sold to Interwoven in October 2000. From April 1999 until January 2000, he served as the President, Chief Executive Officer and Chairman of the Board of Vantive Corporation, a customer relationship management software vendor which was acquired by Peoplesoft in January 2000. Prior to that, from September 1995 to April 1999, Mr. Thomas served as the Senior Vice President of e-Business and Information Services and Chief Information Officer at 3Com Corporation. From 1993 to 1995, Mr. Thomas served as a Vice President and the Chief Information Officer of Dell Computer Corporation. From 1987 to 1993, he served as the Vice President of Management Information Systems at Kraft General Foods, and at Sara Lee Corporation from 1981 to 1987. Mr. Thomas also serves on the Board of Directors of iManage, Inc.

Paul E. Wright has served as a director since June 1993. He also served as a director of the Iteris Subsidiary from January 1999 to October 2004. Mr. Wright is the President of Wright Associates—Engineering and Business Consultants, a company he formed in 1997. From 1988 until his retirement in 1997, Mr. Wright served as the Chairman of Chrysler Technologies Corp., the aerospace and defense electronics subsidiary of Chrysler Corporation. From 1986 to 1988, Mr. Wright served as the President and Chief Operating Officer of Fairchild Industries, Inc. Prior to joining Fairchild, he was employed for 28 years by RCA Corporation, where he last served as the Senior Vice President, responsible for planning RCA’s merger into General Electric Corporation.

All directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees have indicated that they are willing to continue to serve as directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors. As of the date of this proxy statement, the Board of Directors is not aware of any nominee who is unable or unwilling to serve as director.

Family Relationships

There are no family relationships among any of our directors, director nominees or executive officers.

CORPORATE GOVERNANCE

Code of Ethics and Business Conduct

Our Board of Directors has adopted a Code of Ethics and Business Conduct which applies to all directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions) and employees. The full text of our Code of Ethics and Business Conduct is available on the Investor Relations section of our website at www.iteris.com. We intend to disclose future amendments to certain provisions of the Code of Ethics and Business Conduct, and any waivers of provisions of the Code of Ethics required to be disclosed under the rules of the Securities and Exchange Commission (“SEC”), at the same location on our website.

Director Independence

The Board of Directors has determined that Messrs. Char, Daly, Seazholtz, Slutzky and Thomas each satisfies the requirements for “independence” under the listing standards of the American Stock Exchange.

Board Meetings and Committees

The Board of Directors held six meetings during the fiscal year ended March 31, 2007 (“Fiscal 2007”). All of the directors attended or participated in at least 75% of the aggregate number of meetings of the Board of Directors. Each director attended at least 75% of the aggregate number of meetings of those committees of the Board of Directors on which such person served, which were held during such period. We currently have several standing committees of the Board of Directors, including the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee each has a written charter that is reviewed annually and revised as appropriate. A copy of each committee’s charter is available on the Investor Relations section of our website at www.iteris.com.

Audit Committee. The current members of our Audit Committee are Messrs. Char, Seazholtz and Thomas. Each member of the Audit Committee is “independent” under the current listing standards of the American Stock Exchange and the SEC rules regarding audit committee memberships. The Board has identified Mr. Char as the member of the Audit Committee who qualifies as an “audit committee financial expert” under applicable SEC rules and regulations governing the composition of the Audit Committee. The Audit Committee held nine meetings during Fiscal 2007.

The Audit Committee oversees on behalf of the Board (a) the conduct of the accounting and financial reporting processes, the audits of our financial statements and the integrity of our audited financial statements and other financial reports; (b) the performance of our internal accounting and financial controls function; (c) the engagement, replacement, compensation, qualifications, independence and performance of our independent auditors; and (d) the portions of the Code of Ethics and Business Conduct and related policies regarding our accounting, internal accounting controls or auditing matters.

The Audit Committee meets privately with our independent auditors, and the independent auditors have unrestricted access to and report directly to the Audit Committee. The Audit Committee has selected McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending March 31, 2008 and is recommending that our stockholders ratify this appointment at the Annual Meeting.

Compensation Committee. The current members of our Compensation Committee are Messrs. Daly, Seazholtz and Thomas. The Board has concluded that each member of the Compensation Committee is “independent” under the listing standards of the American Stock Exchange. The Compensation Committee held one meeting during Fiscal 2007.

The Compensation Committee (a) evaluates officer and director compensation policies, goals, plans and programs; (b) determines the cash and non-cash compensation of our “executive officers” as defined in the rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (c) reviews and makes recommendations to the Board with respect to our equity-based and other incentive compensation plans for employees; (d) evaluates the performance of our executive officers; (e) assists the Board in evaluating potential candidates for executive officer positions and oversee management succession planning; and (f) produces the Committee report required by the applicable rules and regulations of the SEC and other regulatory bodies for inclusion in our annual proxy statement.

Nominating and Corporate Governance Committee. The current members of the Nominating and Corporate Governance Committee are Messrs. Daly, Hernandez, Seazholtz and Thomas. The Board has determined that each of the members of this committee are “independent” under the listing standards of the American Stock Exchange. The Nominating and Corporate Governance Committee held one meeting during Fiscal 2007.

The primary purposes of the Nominating and Corporate Governance Committee are to (a) identify, screen and review individuals qualified to serve as directors; (b) select or recommend to the Board of Directors the selection of nominees for election at the next annual meeting of stockholders; (c) recommend to the Board of Directors candidates to fill any vacancies on the Board; (d) oversee the implementation and monitoring the effectiveness of our corporate governance policies and developing and recommending to the Board modifications and or additions to such policies; and (e) review on a regular basis our overall corporate governance and recommend improvements when necessary.

In connection with their recommendations regarding the size and composition of the Board, the Nominating and Corporate Governance Committee reviews the appropriate qualities and skills required of directors in the context of the then current make-up of the Board. This includes an assessment of each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment, and ability to serve our company’s and our stockholders’ long-term interests. These factors, and others as considered useful by the Nominating and Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of the Board at a particular point in time. As a result, the priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. The Nomination and Corporate Governance Committee leads the search for and selects, or recommends that the Board select, candidates for election to the Board. Consideration of new director candidates typically involves a series of committee discussions, review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of the Board or by our executive officers. From time to time, the Nomination and Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates.

The Nominating and Corporate Governance Committee will consider candidates for directors recommended by our stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement. This committee will evaluate such recommendations applying its regular nominee criteria. Eligible stockholders wishing to recommend a nominee must submit such recommendation in writing to the Chair, Nomination Committee, care of our corporate Secretary, by the deadline for stockholder proposals set forth in our last proxy statement, specifying the following information: (a) the name and address of the nominee, (b) the name and address of the stockholder making the nomination, (c) a representation that the nominating stockholder is a stockholder of record of our stock entitled to vote at the next annual meeting and intends to appear in person or by proxy at such meeting to nominate the person specified in the notice, (d) the nominee’s qualifications for membership on the Board, (e) a resume of the candidate’s business experience and educational background as well as all of the information that would be required in a proxy statement soliciting proxies for the election of the nominee as a director, (f) a description of all direct or indirect arrangements or understandings between the nominating stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to whose request the nomination is being made by the stockholder, (g) all other companies to which the nominee is being recommended as a nominee for director, and (h) a signed consent of the nominee to cooperate with reasonable background checks and personal interviews, and to serve as a director, if elected. In connection with its evaluation, the Nominating and Corporate Governance Committee may request additional information from the candidate or the recommending stockholder, and may request an interview with the candidate. The Nominating and Corporate Governance Committee has the discretion to decide which individuals to recommend for nomination as directors.

No candidates for director nominations were submitted to the Nominating and Corporate Governance Committee by any stockholder in connection with the election of directors at the Annual Meeting. Each of the director nominees standing for election at this Annual Meeting is a current director.

Compensation of Directors

Non-employee directors receive an annual fee of $12,000 per year, paid quarterly, in addition to $1,500 for each Board meeting attended in person and $250 for each telephone conference Board meeting. All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of our Board of Directors and its committees.

Non-employee directors were also eligible to receive periodic option grants pursuant to the Automatic Option Grant Program under our 1997 Stock Incentive Plan. Under this plan, each non-employee director received an option to purchase 20,000 shares of common stock upon his initial appointment to the Board of Directors and an additional option to purchase 5,000 shares of common stock on the date of each annual meeting after his appointment. Each option granted to non-employee directors under the Automatic Option Grant Program had an exercise price equal to the fair market value of the common stock on the grant date and a maximum term of ten years, subject to earlier termination following the optionee’s cessation of service as a Board member. The 1997 Stock Incentive Plan will expire prior to the Annual Meeting. If the 2007 Omnibus Incentive Plan is approved by the stockholders, non-employee directors will be eligible to receive periodic option grants pursuant to the Automatic Option Grant Program of the new plan, having substantially the same terms as the grants under the 1997 Stock Incentive Plan.

Stockholder Communications

The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board, any committee of the Board or any individual Board member, care of our corporate Secretary. The name of any specific intended Board recipient should be noted in the communication. Our corporate Secretary will be primarily responsible for collecting, organizing and monitoring communications from stockholders and, where appropriate depending on the facts and circumstances outlined in the communication, providing copies of such communications to the intended recipients. Communications will be forwarded to directors if they relate to appropriate and important substantive corporate or Board matters. Communications that are of a commercial or frivolous nature or otherwise inappropriate for the Board’s consideration will not be forwarded to the Board. Stockholders who wish to communicate with the Board can write to the corporate Secretary at Iteris, Inc., 1515 South Manchester Avenue, Anaheim, California 92802.*

Annual Meeting Attendance

We do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of our stockholders; however, directors are encouraged to attend all such meetings. Eight of our current directors attended our 2006 annual meeting of stockholders.

* We expect that our headquarters and principal operations will be relocated in September 2007 to 1700 East Carnegie Avenue, Santa Ana, California 92705.

PROPOSAL TWO:

APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION
TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Under our present capital structure, we are authorized to issue 50,000,000 shares of common stock, par value $0.10 per share, and 2,000,000 shares of preferred stock, par value $1.00 per share. The Board believes this capital structure is inadequate for our present and future needs. Therefore, the Board has approved the amendment of Paragraph 1 of Article FOURTH of our Certificate of Incorporation to increase the number of shares of common stock authorized for issuance by 20,000,000 shares, from 50,000,000 to 70,000,000 shares. The Board believes this capital structure more appropriately reflects our present and future needs and recommends that the stockholders approve such amendment. On July 25, 2007, 32,764,826 shares of the common stock and no shares of preferred stock were outstanding. In addition, as of June 30, 2007, 4,869,330 shares were issuable upon exercise of outstanding options; 1,317,361 shares were issuble upon exercise of outstanding warrants, and 2,728,532 shares were issuable upon conversion of outstanding convertible debentures.

Purpose of Authorizing Additional Common Stock

The authorization of an additional 20,000,000 shares of common stock would give the Board the express authority to issue such shares of common stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional shares of common stock for any proper corporate purpose, such as for future acquisitions, option grants, and convertible debt and equity financings.

We have no present specific plans, understandings or agreements for the issuance of the proposed additional shares of common stock. The Board of Directors, however, believes that if an increase in the authorized number of shares of common stock were to be postponed until a specific need arose, the delay and expense incident to obtaining the approval of our stockholders at that time could significantly impair our ability to meet financing requirements or other objectives. The additional shares of common stock would be available for issuance by the Board without any future action by the stockholders, unless such action were specifically required by applicable law or the rules of any stock exchange or quotation system on which our securities may then be listed.

Possible Effects of Increase in Authorized Shares

The proposed increase in the authorized number of shares of common stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of us more difficult. For example, additional shares could be issued by us to dilute the stock ownership or voting rights of persons seeking to obtain control of us. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder’s investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of outstanding shares of the common stock caused by the issuance of additional shares would dilute the earnings per share and book value per share of all outstanding shares of our capital stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder’s investment could be adversely affected.

Stockholder Approval

The affirmative votes of a majority of all outstanding shares of the common stock entitled to vote is required for approval of the amendment of our Certificate of Incorporation to increase the number of authorized shares of common stock issuable thereunder by 20,000,000 shares, from 50,000,000 shares to 70,000,000 shares.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the amendment of the Certificate of Incorporation to increase the authorized number of shares of common stock by 20,000,000, from 50,000,000 shares to 70,000,000 shares.

PROPOSAL THREE:

APPROVAL OF 2007 OMNIBUS INCENTIVE PLAN

On July 19, 2007, the Board of Directors adopted the 2007 Omnibus Incentive Plan (the “2007 Plan”), subject to stockholder approval. If approved by the stockholders, the 2007 Plan will become effective as of the date of the stockholder approval. Our 1997 Stock Incentive Plan (the “1997 Plan”) will terminate in September 2007 prior to the Annual Meeting; however, all outstanding awards under our 1997 Plan will remain outstanding pursuant to the terms of such options. This proposal, and the effectiveness of the 2007 Plan, will not affect awards already granted under the 1997 Plan. As of June 30, 2007, there were options outstanding to purchase 4,869,330 shares of common stock, granted under the 1997 Plan or assumed in connection with our October 2004 merger with our Iteris Subsidiary, and aggregate remaining authority to grant awards for the issuance of 35,088 shares of common stock under our 1997 Plan.

We are required to obtain stockholder approval of the 2007 Plan under the rules of the American Stock Exchange. Such approval is also necessary to permit us to grant incentive stock options to employees under Section 422 of the Internal Revenue Code, as amended (the “Code”), and to ensure that compensation paid under the 2007 Plan is eligible for an exemption from the limits on tax deductibility imposed by Section 162(m) of the Code, which limits the deductibility of certain compensation paid to individuals who are, at the end of the tax year for which we would otherwise claim our tax deduction, our chief executive officer and our four other most highly paid executive officers.

Our stockholders are being asked to approve the 2007 Plan and to authorize the issuance of 850,000 shares of common stock thereunder. The Board believes that the 2007 Plan is necessary for us to be able to attract and retain the services of individuals essential to our long-term growth and success.

2007 Omnibus Incentive Plan

The following is a summary of the principal features of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan. A copy of the 2007 Plan document as proposed to be adopted may be found at Appendix A at the end of this proxy statement. Any stockholder who wishes to obtain an additional copy of the actual plan document may do so upon written request to us at our principle executive offices.

Purpose. The 2007 Plan is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to our long-term growth and financial success. Accordingly, our officers and other employees, non-employee directors and other consultants and advisors will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2007 Plan.

Administration. Both the Board and the Compensation Committee have the authority to administer the 2007 Plan. The Board may at any time appoint a secondary committee comprised of two or more directors to have concurrent authority to make grants and issuances of any equity-based instruments permissible under the 2007 Plan to individuals other than executive officers and non-employee directors. The committee administering the 2007 Plan will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2007 Plan. Subject to the provisions of the 2007 Plan, the committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The committee has authority to interpret the 2007 Plan, and establish rules and regulations for the administration of the 2007 Plan. In addition, the Board may exercise the powers of the committee at any time, except with respect to the grant of awards to our executive officers and non-employee directors.

Eligible Participants. Any employee, officer, consultant, advisor or director providing services to us or any of our affiliates (including our current and future subsidiaries), who is selected by the committee, is eligible to receive an award under the 2007 Plan. As of July 25, 2007, 245 employees (including officers) and nine non-employee directors were eligible to be selected by the committee to receive awards under the 2007 Plan.

Shares Available For Awards. The aggregate number of shares of common stock that may be issued under all stock-based awards made under the 2007 Plan will be 850,000. The shares of common stock issuable under the 2007 Plan may be drawn from shares of authorized but unissued common stock or from shares of common stock that the Company acquires.

A maximum of 850,000 shares will be available for granting incentive stock options under the 2007 Plan, subject to the provisions of Section 422 or 424 of the Code or any successor provision. In addition, no person may be granted under the 2007 Plan stock options or SARs (defined below) with respect to more than 500,000 shares of common stock in the aggregate within any fiscal year.

The committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2007 Plan.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by the Company, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2007 Plan.

Types of Awards and Terms and Conditions. The 2007 Plan permits the granting of:

•                  stock options (including both incentive and non-qualified stock options);

•                  stock appreciation rights (“SARs”);

•                  restricted stock and restricted stock units;

•                  performance awards of cash, stock or property;

•                  dividend equivalents;

•                  other stock grants; and

•                  other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2007 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive shares of our common stock or other securities or property, or any combination of these, in a single payment or installments. The exercise price per share under any stock option and the grant price of any SAR will be determined by the committee and may not be less than the fair market value on the date of grant of such option or SAR, or less than 110% of fair market value for incentive stock options granted to holders of more than 10% of our common stock. Determinations of fair market value under the 2007 Plan will be made in accordance with methods and procedures established by the committee. The term of awards will not be longer than 10 years, or in the case of incentive stock options, longer than 5 years with respect to holders of more than 10% of our common stock.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the committee. The option exercise price may be payable either in cash or, at the discretion of the committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. We receive no payment for the grant of an option. Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR, as determined by the committee, paid solely in shares of common stock. SARs vest and become exercisable in accordance with a vesting schedule established by the committee. This type of SAR is sometimes described as a “stock only settled stock appreciation right.”

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the committee (including, for example, restrictions on transferability or on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the committee. The restrictions, if any, may lapse or be waived separately or collectively, in installments or otherwise, as the committee may determine. The holder of restricted stock units will have the right, subject to any restrictions imposed by the committee, to receive shares of our common stock at some future date determined by the committee. The committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control. If the participant’s employment or service as a director terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2007 Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code. Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period. The committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria: (i) revenue; (ii) cash flow; (iii) gross profit; (iv) earnings before interest and taxes; (v) earnings before interest, taxes, depreciation and amortization; (vi) net earnings; (vii) diluted earnings per share; (viii) margins, including gross profit, operating and net income margins; (ix) returns, including return on assets, equity, investment, capital and revenue and total stockholder return; (x) stock price; (xi) economic value added; (xii) working capital; (xiii) market share; (xiv) cost reductions; (xv) workforce satisfaction and diversity goals; (xvi) employee retention; (xvii) customer satisfaction; (xviii) completion of key projects; and (ixx) strategic plan development and implementation.

The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual or organizational levels. No person may be granted under the 2007 Plan qualified performance based awards which could result in such person receiving more than $1,500,000 in cash or the equivalent fair market value of shares of common stock determined at the date of grant for each full or partial fiscal year contained in the performance period of a particular qualified performance based award, except that if any other qualified performance based awards are outstanding for such person for a given fiscal year, such dollar limitation shall be reduced for each such fiscal year by the amount that could be received by the person under all such qualified performance based awards, divided, for each such qualified performance based award, by the number of full or partial fiscal years contained in the performance period of each such outstanding qualified performance based award (subject to adjustment in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, but only to the extent that such adjustment does not affect the status of any award intended to qualify as “performance based compensation” under Section 162(m) of the Code.

Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments in shares of our common stock, other securities or other property equivalent to the amount of cash dividends paid by us or our stockholders, with respect to the number of shares determined by the committee. Dividend equivalents will be subject to other terms and conditions determined by the committee.

Stock Awards. The committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the committee and the 2007 Plan limitations.

Automatic Option Grant Program. Under the automatic option grant program, eligible non-employee Board members receive a series of option grants over their period of Board service. Under this proposal, each non-employee Board member will, at the time of his or her initial election or appointment to the Board, receive an option grant for 20,000 shares of common stock provided such individual has not been in the previous employ of the Company. In addition, under this proposal, on the date of each annual stockholders meeting, beginning with the Annual Meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of common stock, provided he or she has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 5,000-share option grants any one eligible non-employee Board member may receive over his or her period of continued Board service.

Stockholder approval of this proposal will also constitute pre-approval of each option granted under the automatic option grant program on or after the date of the annual stockholders meeting and the subsequent exercise of that option in accordance with the terms of the program summarized below.

Each automatic grant will have an exercise price per share equal to the fair market value per share of common stock on the grant date and will have a maximum term of 10 years, subject to earlier termination following the optionee’s cessation of Board service. Each automatic option will be immediately exercisable for any or all of the option shares; the shares acquired under those options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service with the Company prior to vesting in those shares. Each initial 20,000-share automatic option will be fully vested on the grant date. Each annual 5,000-share automatic option will vest in four (4) successive equal annual installments upon the optionee’s completion of each year of service as a director, measured from the grant date. However, each outstanding automatic option grant will automatically accelerate and become immediately exercisable for any or all of the option shares as fully-vested shares upon certain changes in control or ownership of the Company or upon the optionee’s death or disability while a Board member. Following the optionee’s cessation of Board service for any reason, each option will remain exercisable for a 12-month period and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of service as a director.

Duration, Termination and Amendment. Unless earlier discontinued or terminated by the Board, the 2007 Plan will expire on the tenth anniversary of its adoption by the Board. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2007 Plan prior to expiration of the 2007 Plan may extend beyond the end of the expiration of the plan through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the committee may amend, alter or discontinue the 2007 Plan at any time, although stockholder approval must be obtained for any action that would, absent such approval, (i) violate the rules and regulations of any securities exchange applicable to the Company, (ii) cause Rule 16b-3 of the Securities Exchange Act of 1934 or Section 162(m) of the Internal Revenue Code to become unavailable with respect to the 2007 Plan or (iii) cause the Company to be unable under the Internal Revenue Code to grant incentive stock options under the 2007 Plan.

Acceleration. In the event that we are acquired by merger, asset sale or sale by the stockholders of more than 50% of our outstanding voting stock recommended by the Board, each outstanding option under the 2007 Plan that is not to be assumed or replaced by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares outstanding under the 2007 Plan will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

The plan administrator will have the authority under the 2007 Plan to provide that options and other awards granted under the 2007 Plan will automatically vest in full (i) upon an acquisition of the Company, whether or not those awards are assumed or replaced, (ii) upon a hostile change in control of the Company effected through a tender offer for more than 50% of our outstanding voting stock or by proxy contest for the election of Board members, or (iii) in the event the individual’s service is terminated, whether involuntarily or through a resignation for good reason, within a designated period (not to exceed 18 months) following an acquisition in which the options are assumed or replaced or otherwise continued in effect upon a hostile change in control. The options granted under the director automatic option grant program will automatically accelerate and become exercisable in full upon any acquisition or change in control transaction.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Transferability of Awards. Unless otherwise provided by the committee, awards under the 2007 Plan may only be transferred by will or by the laws of descent and distribution.

Delivery of Shares for Tax Obligation. Under the 2007 Plan, the committee may permit participants receiving or exercising awards, subject to the discretion of the committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state income tax obligations.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2007 Plan.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee will recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. Upon exercising an incentive stock option, the optionee generally will not recognize taxable income (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the recipient of the SAR will recognize ordinary income in an amount equal to the fair market value on the exercise date of any shares of our common stock received, and we will receive an income tax deduction in the same amount.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other than Options and SARs. As to other awards granted under the 2007 Plan that are payable in either cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2007 Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2007 Plan.

Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of our stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2007 Plan has been designed to permit grants of stock options and SARs issued under the 2007 Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or a SAR may be exempt from the $1,000,000 deduction limit. Grants of other awards under the 2007 Plan may not so qualify for this exemption. The 2007 Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercise of those options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

New Plan Benefits

No benefits or amounts have been granted, awarded or received under the 2007 Plan. In addition, the committee in its sole discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2007 Plan were to be approved by the stockholders. The fair market value per share of common stock on any relevant date under the 2007 Plan will be the closing selling price per share on that date on the American Stock Exchange. The closing price of a share of our common stock as reported on the American Stock Exchange on July 25, 2007 was $2.40. Other than the option to be granted to Mr. Mohaddes, disclosed under “Executive Officers and Other Information,” in accordance with his March 2007 offer letter relating to his promotion as our Chief Executive Officer, we do not have any specific current plans or commitments for any awards under the 2007 Plan.

Vote Required

The affirmative vote of at least a majority of the shares of common stock present in person or by proxy at the Annual Meeting and entitled to vote on this matter is required for approval of the 2007 Plan. Should such stockholder approval not be obtained, then the 2007 Plan will not be adopted.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” adoption of the 2007 Omnibus Incentive Plan.

PROPOSAL FOUR:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The accounting firm of McGladrey & Pullen, LLP was engaged to serve as our independent auditors for the fiscal year ended March 31, 2007. The Audit Committee of the Board of Directors has selected that firm to continue in this capacity for the fiscal year ending March 31, 2008. We are asking our stockholders to ratify the selection by the Audit Committee of McGladrey & Pullen, LLP as our independent auditors to audit our consolidated financial statements for the fiscal year ending March 31, 2007 and to perform other appropriate services. Stockholder ratification of the selection of McGladrey & Pullen, LLP as our independent auditors is not required by our bylaws or otherwise. In the event that the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee feels that such a change would be in the best interests of us and our stockholders.

A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting to respond to stockholders’ questions, and that representative will have the opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions from stockholders.

Stockholder Approval

The affirmative vote of a majority of the common stock, present or represented by proxy and entitled to vote at the Annual Meeting will be required for ratification of the selection of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending March 31, 2008.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the ratification and approval of the selection of McGladrey & Pullen, LLP as our independent auditors for the fiscal year ending March 31, 2008.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Principal Accountant Fees

The following table presents the aggregate fees billed for the indicated services performed by McGladrey & Pullen, LLP for the fiscal years ended March 31, 2006 and 2007:

	Fiscal Year Ended March 31,
	2006	2007
Audit Fees	$309,000	$341,000
Audit-Related Fees	38,000	48,000
Tax Fees	37,000	—
All Other Fees	—	—
Total Fees	$384,000	$389,000

Audit Fees.   Audit fees consist of fees billed by McGladrey & Pullen, LLP for professional services rendered in connection with the audit of our annual consolidated financial statements and review of those consolidated financial statements included in our quarterly reports on Forms 10-Q and other regulatory filings.

Audit-Related Fees.   Audit-related fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under “Audit Fees.” Such fees include, among other things, fees for registration statements, fees for internal control reviews and assistance with meeting the requirements of Section 404 of the Sarbanes-Oxley Act and certain consultations concerning financial accounting and reporting standards.

Tax Fees.   Tax fees consist of fees billed for professional services for tax compliance, which include the preparation of federal, state and international tax returns, and fees billed for tax consultations, including federal, state and international tax advice, tax planning and assistance with tax audits.

All Other Fees.   All Other Fees consist of fees for products and services other than the services reported above. There were no other fees billed to us by McGladrey & Pullen, LLP during the fiscal years ended March 31, 2006 and 2007.

Determination of Independence

The Audit Committee of the Board of Directors has determined that the provision by McGladrey & Pullen, LLP of the non-audit related services described above is compatible with maintaining the independence of McGladrey & Pullen, LLP.

Audit Committee Pre-Approval Policies and Procedures

All engagements for services by McGladrey & Pullen, LLP or other independent registered public accountants are subject to prior approval by the Audit Committee; however, de minimis non-audit services may instead be approved in accordance with applicable SEC rules. The prior approval of the Audit Committee was obtained for all services provided by McGladrey & Pullen, LLP in the fiscal year ended March 31, 2007.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited consolidated financial statements for the fiscal year ended March 31, 2007 included in our Annual Report on Form 10-K for that year.

Review with Management

The Audit Committee has reviewed and discussed the audited consolidated financial statements with our management.

Review and Discussions with Independent Auditors

The Audit Committee has discussed with our independent auditors, McGladrey & Pullen, LLP, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended, which includes, among other items, matters related to the conduct of the audit of our consolidated financial statements.

The Audit Committee has received the written disclosures and the letter from McGladrey & Pullen, LLP required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, and has discussed with McGladrey & Pullen, LLP the independence of McGladrey & Pullen, LLP from Iteris.

Conclusion

Based on the review and discussions referred to above in this report, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2007 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Richard Char
John W. Seazholtz
Thomas L. Thomas

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The table below sets forth certain information, as of July 1, 2007, regarding our executive officers.

Name	Age	Capacities in Which Served
Abbas Mohaddes	50	Chief Executive Officer, President, Assistant Secretary and Director
Gregory McKhann	44	Senior Vice President and General Manager
Francis Memole	49	Senior Vice President and General Manager
James S. Miele	39	Vice President, Chief Financial Officer and Secretary

The following is a brief description of the capacities in which each of the executive officers has served during the past five years. The biography of Mr. Mohaddes appears earlier in this proxy statement. See Proposal One: “Election of Directors.”

Gregory McKhann has served as a Senior Vice President and General Manager since October 2004. Mr. McKhann was a Senior Vice President of the Iteris Subsidiary from March 2004 to October 2004, its Vice President and General Manager of Roadway Sensors from December 1998 to March 2004, its Vice President, Strategic Business Development from October 1999 to May 2000 and the Marketing Director of our ITS division (which became the Iteris Subsidiary) from July 1997 to October 1999. Prior to joining us, Mr. McKhann served as a Business Development Manager at Rockwell International from 1990 to 1997. While at Rockwell, Mr. McKhann was one of the founding members of the Rockwell Transportation Systems business unit. Prior to 1990, Mr. McKhann held a variety of Engineering and Project Management positions at Rockwell International.

Francis Memole has served as a Senior Vice President and General Manager since October 2004. Mr. Memole was a Senior Vice President of the Iteris Subsidiary from March 2004 to October 2004, its Vice President of Vehicle Sensors from December 1998 to March 2004 and the Marketing Director of our ITS division (which became the Iteris Subsidiary) from June 1997 to December 1998. Prior to joining us, Mr. Memole was one of the founding members of the Rockwell Transportation Systems business unit at Rockwell International. At Rockwell, Mr. Memole was also involved in the Transportation Systems and In-Vehicle Systems business initiatives.

James S. Miele has served as our Vice President of Finance and Chief Financial Officer since October 2004 and as the Secretary since March 2004. Mr. Miele was our Controller from October 2003 to October 2004 and the Controller of the Iteris Subsidiary from April 2001 to October 2004. Prior to that, from October 1998 to June 2000, Mr. Miele served as an audit manager at Ernst & Young LLP, supervising financial statement audits for a variety of public and privately held companies. Mr. Miele also served in Ernst & Young’s Assurance and Advisory Business Services group from 1994 to 1998. Mr. Miele is a Certified Public Accountant and holds a B.S. degree in Accounting from San Diego State University.

Officers serve at the discretion of the Board of Directors.

Compensation Discussion and Analysis

General Compensation Policy

The guiding principle of our compensation policies is to align executive compensation with the Company’s objectives and business strategies as well as with financial and operational performance. In keeping with this principle, the Compensation Committee seeks to:

(1)                                  Attract and retain qualified senior executives who can play a significant role in the achievement of the Company goals;

(2)                                  Reward executives for strategic management and the long-term enhancement of stockholder value; and

(3)                                  Create a performance-oriented environment that rewards performance with respect to our financial and operational goals.

The Compensation Committee meets periodically to review and recommend for approval by the Board of Directors, the salaries, bonuses and benefit plans for our executive officers and key associates. Our management provides recommendations to the Compensation Committee with respect to most compensation matters, including executive compensation, and we utilize independent third party salary survey data as reference points. However, the final decisions regarding the compensation of our executive officers are made by the Compensation Committee. In measuring the executive officers’ contributions to the Company, the Compensation Committee considers a number of factors, including our revenue growth, net income and other financial performance measurements.

In Fiscal 2007, the annual compensation for the named executive officers included base salaries, cash bonuses and stock option grants. In setting the total compensation payable to our named executive officers for Fiscal 2007, the Compensation Committee sought to make such compensation competitive with that provided by other companies with which we compete for executive talent while providing short and long-term incentives for the achievement of measurable corporate and individual performance objectives in keeping with the compensation principles described above. The primary components of our executive compensation program for Fiscal 2008 are expected to continue to consist of base salaries, cash incentive opportunities and long-term equity incentive opportunities in the form of stock options. In the future, such long-term equity opportunities may also include other types of equity instruments including, but not limited to, restricted stock or restricted stock units. Executives also participate in employee benefit programs available to the broader employee population.

Our compensation plans and the amount of each compensation element to pay our named executive officers are generally developed and determined on an individual, case-by-case basis utilizing a number of factors, including publicly available data from independent outside sources, including the American Electronics Association annual survey of executive compensation, our general business conditions and objectives, as well as our subjective determination with respect to the executive’s individual contributions to such objectives. For our executive officers, the Compensation Committee has adopted a policy of setting total compensation at approximately the 75th to 100th percentile level of comparable companies in order to effectively recruit and retain key executives. The cash compensation, including the base salaries and bonuses, for Fiscal 2007 for our executive officers was established generally at the higher end of such percentile range, while the equity compensation generally was at the lower end of such range.

Elements of Compensation

Base Salary

We seek to provide our senior management with a base salary appropriate to their roles and responsibilities, and to provide them with a level of stability and certainty each year. We establish salaries for the named executive officers by considering the salaries of officers at comparably sized companies according to data obtained by the Compensation Committee from independent outside sources, including the American Electronics Association annual survey of executive compensation. Our Chief Executive Officer does not participate in the discussions regarding his own compensation but does provide input to the Compensation Committee regarding the compensation of other executive officers. We have generally established base salaries for our executive officers at the higher end of our target percentile range, with the exact base salaries for our executives based on the executive’s qualifications and experience, scope of responsibilities, and the executive’s past performance and future potential. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account such individual factors, including responsibilities, performance and experience. The Compensation Committee has reviewed the base salaries for Fiscal 2007 of each of the named executive officers and is of the opinion that such salaries are at a competitive level with the base salaries in effect for similarly situated officers and are not unreasonable in view of those paid by our competitors and by other companies of similar size.

In addition, as described below under the caption “Non-Qualified Deferred Compensation,” we have a Deferred Compensation Savings Plan pursuant to which our executive officers may defer some or all of their salaries. No amounts were deferred by any executive officer in Fiscal 2007.

Incentive Cash Bonuses

The remaining cash component of the named executive officers’ compensation for Fiscal 2007 was an annual cash bonus determined by the Compensation Committee based upon criteria established by the committee at the beginning of the fiscal year. For Fiscal 2007, the bonuses were primarily dependent upon corporate and business unit performance. 80% of the potential bonus for the Chief Executive Officer and the Chief Financial Officer was based on total revenue and operating income achieved for the year, and the remaining 20% of the potential bonus was based on the applicable officer’s achievement of individual objectives that were qualitative in nature and were established by the Compensation Committee. The potential bonus for each of the other named executive officers, including Mr. Mohaddes who served as our Executive Vice President during almost all of Fiscal 2007, were based on revenue and operating income achieved by the business unit for which such officer had primary responsibility, as well as the operating income achieved by the Company.

For the fiscal year ending March 31, 2008 (“Fiscal 2008”), the potential bonuses for our named executive officers have similarly been set based primarily on our overall corporate and business unit performance, with 80% of the potential bonus for Messrs. Mohaddes and Miele to be based on the total revenue and operating income achieved by the Company for the year, and 80% of the potential bonus for each of Messrs. McKhann and Memole to be based on revenue and operating income achieved by the business unit for which such officer has primary responsibility, as well as the operating income achieved by the Company. The remaining 20% of the potential bonus for each named executive officer will be based on the officer’s achievement of individual objectives.

The individual objectives in Fiscal 2007 for the Chief Executive Officer and the Chief Financial Officer were primarily focused on such officer’s management of his area of responsibility. The objectives for Mr. Johnson, our Chief Executive Officer until March 2007, generally included enhancing the relationship of the Company with the financial community and increasing Company market value. The objectives for Mr. Miele principally included strategic development of the Company and increasing Company market value. For Fiscal 2008, the objectives for Messrs. Mohaddes and Miele were established by the Compensation Committee and included strategic development of the Company and Company market value enhancement. The Fiscal 2008 objectives for the other named executive officers were established by our Chief Executive Officer and primarily consisted of operational objectives within their business area of responsibility for each of Messrs. McKhann and Memole.

In Fiscal 2007, the target bonuses under the plan as a percent of the officer’s base salary ranged from 30% to 55%, with the Chief Executive Officer’s target bonus set at 55% of his base salary. The target bonuses for the other named executive officers were 20% to 45% of the applicable officer’s base salary. For Fiscal 2008, the target bonuses were set at 35% to 46% of base salaries, with the Chief Executive Officer’s target bonus set at 43% of his base salary and the target bonus for all other named executive officers set at 35% to 46% of the applicable officer’s base salary. Revenue and operating income goals established for bonus purposes are generally higher than the goals established by the Company for the operation of the business in general, and may thus be difficult to attain without a high degree of effort. If the Company performance exceeds the targets set for bonus purposes, the executives can earn, in the aggregate, up to 150% of the target bonus award. Bonus achievement or overachievement is determined on a factor-by-factor basis.

Based upon the above described criteria, cash bonuses for the named executive officers in the following amounts were approved for Fiscal 2007: Mr. Mohaddes — $66,487; Mr. Johnson — $29,531; Mr. McKhann — $80,285; Mr. Memole — $2,585; and Mr. Miele — $17,680.

Long-Term Equity Compensation

A portion of the compensation of executive officers has historically been based upon the award of stock options which rely on increases in the value of our securities. The award of options is intended to encourage executives to establish a meaningful, long-term ownership interest in the company consistent with the interests of our stockholders. Under our equity incentive plans, options are granted from time to time to certain officers and key associates of us and our subsidiaries at the fair market value of the shares of common stock at the time of grant. We do not have a formal policy as to the amount or timing of grants to executive officers. Because the compensation element of options is dependent on increases over time in the market value of such shares, stock options represent compensation that is tied to our long-term performance. The award of stock options to our executive officers is determined based upon individual performance, level of base salary and position with us.

In Fiscal 2007, we granted to our named executive officers stock options for the following number of shares: Mr. Mohaddes — 130,000 shares; Mr. McKhann — 30,000 shares; Mr. Memole — 30,000 shares; and Mr. Miele — 15,000 shares. The options granted to Mr. Mohaddes in Fiscal 2007 included an option for 100,000 shares granted to him in connection with his promotion as our Chief Executive Officer and President in March 2007. In the event that our stockholders approve the 2007 Omnibus Incentive Plan, Mr. Mohaddes will be granted a stock option for 200,000 additional shares of our common stock, pursuant to the offer letter relating to his March 2007 promotion. The options granted to our named executive officers generally have an exercise price equal to the fair market value on the date of grant, vest in equal annual installments over four years, and are not exercisable until vested.

Other Compensation

Our executive officers are eligible to receive the same benefits, including non-cash group life and health benefits, that are available to all employees. Certain additional benefits may be provided to our executives such as a car allowance, but each on a case-by-case basis.

Summary Compensation Table

The following table shows information regarding the compensation earned during Fiscal 2007 by our Chief Executive Officer, Chief Financial Officer and our two other executive officers who were employed by us as of March 31, 2007 and whose total compensation exceeded $100,000 during that fiscal year, as well as information regarding the compensation earned during Fiscal 2007 by our former Chief Executive Officer and another former executive officer whose total compensation exceeded $100,000 during Fiscal 2007. The officers listed below will be collectively referred to as the “named executive officers” in this proxy statement.

Name	Salary	Option Awards(1)	Non-Equity Incentive Plan Compensation (2)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(3)	All Other Compensation (4)	Total
Abbas Mohaddes Chief Executive Officer, President, Assistant Secretary and Director	$227,483	$14,655	$66,487	—	$13,276	$321,901

Jack Johnson(5) Former Chief Executive Officer and President	304,611	3,141	29,531	—	11,150	348,433

Gregory McKhann Senior Vice President and General Manager	192,004	11,786	80,285	—	4,515	288,590

Francis Memole Senior Vice President and General Manager	198,319	22,041	2,585	—	13,220	236,165

James S. Miele Vice President, Chief Financial Officer and Secretary	156,625	14,912	17,680	—	5,325	194,542

Richard D. Crawshaw(6) Former Vice President of Engineering	152,964	1,371	—	—	5,503	158,838

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(1)                                  Represents the expense recognized by us for Fiscal 2007 for the stock options granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 1 to our consolidated financial statements in our annual report for Fiscal 2007 (the “Annual Report”) regarding assumptions underlying valuation of equity awards. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report.

(2)                                  The amounts shown in this column constitute the cash bonuses made to each named executive officer based on the attainment of certain criteria pre-established by the Compensation Committee. These awards are discussed in further detail under “Compensation Discussion and Analysis” above.

(3)                                  No compensation was deferred in Fiscal 2007 under the Deferred Compensation Savings Plan by any named executive officer. The non-cash assets of the Deferred Compensation Savings Plan consist of shares of our common stock. As such, the value of such assets are based on the market value of our common stock and there were no above-market or preferential earnings on the assets held under the plan.

(4)                                  Represents 401(k) plan employer contributions and automobile allowances paid by us.

(5)                                  Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007.

(6)                                  Mr. Crawshaw served as our Vice President of Engineering until January 2007.

Employment Contracts; Termination of Employment and Change of Control Arrangements

On February 28, 2007, we entered into an offer letter agreement with Abbas Mohaddes in connection with his promotion as our Chief Executive Officer effective as of March 2007. The offer letter agreement provides for a base salary of $350,000 per year, a potential bonus of $150,000 for the fiscal year ending March 31, 2008 and the grant of an option to purchase 100,000 shares of our common stock (the “New Option”). In addition, upon approval by our stockholders of the 2007 Omnibus Incentive Plan described in Proposal Three, Mr. Mohaddes will be entitled to a stock option to purchase an additional 200,000 shares of our common stock. Under the terms of the offer letter, in the event that his employment with us is terminated for any reason other than cause within three years of his promotion to Chief Executive Officer, Mr. Mohaddes will also be entitled to receive one year’s severance, based on his then current base salary, as well as 50% of his then current on-target bonus amount. In the event of his death or disability, Mr. Mohaddes or his estate will be entitled to one year’s acceleration on the vesting of the New Option. If a triggering event under the severance provisions of his agreement had occurred on the last business day of Fiscal 2007, then Mr. Mohaddes would have been entitled to a payment of approximately $425,000, based on his current base salary and on-target bonus.

On March 1, 2007, we entered into a Separation Agreement and Release of Claimswith Jack Johnson in connection with his resignation from all officer and director positions with us, although he remained employed by us until March 31, 2007 to assist with the transition in management. Under the terms of the agreement, we agreed to pay Mr. Johnson one year’s compensation, based on his salary as of his resignation, payable in accordance with our regular payroll practices, together with certain healthcare benefits through March 31, 2008.

We do not currently have any employment contracts in effect with any of our named executive officers other than the agreements described above. We provide incentives such as salary, benefits and option grants to attract and retain executive officers and other key associates. The plan administrator of the 1997 Plan has the authority to provide for the accelerated vesting of outstanding options held by an individual, in connection with the termination of such individual’s employment following an acquisition in which these options are assumed or the repurchase rights with respect to the unvested shares are assigned or upon certain hostile changes in control of the Company. Other than such accelerated vesting and the agreements described above, there is no agreement or policy which would entitle any executive officer to severance payments or any other compensation as a result of such officer’s termination.

Grants of Plan-Based Awards

The following table sets forth certain information with respect to the options granted during Fiscal 2007 to our named executive officers, as well as bonuses that were potentially payable to such officers under our bonus plan. All options were granted under our 1997 Stock Incentive Plan and are incentive stock options, to the extent permissible under the Internal Revenue Code. The exercise price per share of each option granted to our named executive officers was equal to the fair market value of our common stock on the date of grant. Except as otherwise noted below, each option vests at the rate of 25% on each of the first four anniversaries of the grant date.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Option
Name	Grant Date	Threshold	Target		Maximum		Options (#)	($/Share)	Awards(2)
Abbas Mohaddes Chief Executive Officer, President, Assistant Secretary and Director	03/14/07 06/15/06	—	$99,000	(3)	$148,500	(3)	100,000 30,000	$2.55 2.21	$201,500 53,160

Jack Johnson(4) Former Chief Executive Officer and President	—	—	137,500		206,250		—	—	—

Gregory McKhann Senior Vice President and General Manager	06/15/06	—	86,400		129,600		30,000	2.21	53,160

Francis Memole Senior Vice President and General Manager	06/15/06	—	86,400		129,600		30,000	2.21	53,160

James S. Miele Vice President, Chief Financial Officer and Secretary	06/15/06	—	47,100		70,650		15,000	2.21	26,580

Richard D. Crawshaw(5) Former Vice President of Engineering	—	—	34,000		51,000		—	—	—

(1)                                  Consists of amounts that were potentially payable as cash bonuses based on the attainment of certain criteria pre-established by the Compensation Committee. These awards are discussed in further detail under “Compensation Discussion and Analysis” above. The “Target” amounts represent the maximum amounts that could have been awarded to the executives if the pre-established criteria had been attained. The “Maximum” amounts consist of the “Target” amounts plus the maximum overachievement bonuses that could have been awarded to the executives.

(2)                                  Represents the grant date fair value of the stock options granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 1 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report. The amounts listed represent the total share-based compensation to be recognized by us over the vesting period.

(3)                                  Reflects the amounts that were potentially payable to him in his prior position with the Company, as our Executive Vice President and General Manager.

(4)                                  Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007.

(5)                                  Mr. Crawshaw served as our Vice President of Engineering until January 2007.

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as March 31, 2007. Each option vests at the rate of 25% on each of the first four anniversaries of the grant date.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Abbas Mohaddes Chief Executive Officer, President, Assistant Secretary and Director	220,000 44,000 ― ―	― ― 30,000 100,000	― ― ― ―	$1.19 1.40 2.21 2.55	09/26/11 04/30/12 06/14/16 03/13/17

Jack Johnson(1) Former Chief Executive Officer and President	449,980 80,000 12,000 56,000	― ― ― ―	― ― ― ―	0.53 1.19 1.40 1.40	06/28/07 06/28/07 06/28/07 06/28/07

Gregory McKhann Senior Vice President and General Manager	12,500 333 56,248 96,000 34,000 ―	― ― ― ― ― 30,000	― ― ― ― ― ―	0.53 4.63 1.07 1.19 1.40 2.21	09/29/07 01/17/08 05/13/08 09/26/11 04/30/12 06/14/16

Francis Memole Senior Vice President and General Manager	87,496 2,000 68,000 20,000 6,000 ―	― ― ― ― 18,000 30,000	― ― ― ― ― ―	0.53 4.63 1.19 1.40 3.21 2.21	09/29/07 01/17/08 09/26/11 04/30/12 08/28/15 06/14/16

James S. Miele Vice President, Chief Financial Officer and Secretary	40,000 12,000 5,000 ―	― ― 15,000 15,000	― ― ― ―	1.19 1.40 3.26 2.21	09/26/11 04/30/12 09/01/15 06/14/16

Richard D. Crawshaw(2) Former Vice President of Engineering	1,667	―	―	4.63	04/26/07

(1)                                  Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007.

(2)                                  Mr. Crawshaw served as our Vice President of Engineering until January 2007.

Option Exercises and Stock Vested

The following table includes certain information with respect to the options exercised by the named executive officers during Fiscal 2007.

	Option Awards
Name and Principal Position	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Abbas Mohaddes Chief Executive Officer, President, Assistant Secretary and Director	40,000	$94,600

Jack Johnson(1) Former Chief Executive Officer and President	―	―

Gregory McKhann Senior Vice President and General Manager	25,000	60,875

Francis Memole Senior Vice President and General Manager	25,000	65,500

James S. Miele Vice President, Chief Financial Officer and Secretary	―	―

Richard D. Crawshaw(2) Former Vice President of Engineering	198,496	504,080

(1)                                  Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007.

(2)                                  Mr. Crawshaw served as our Vice President of Engineering until January 2007.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Non-Qualified Deferred Compensation

During the year ended March 31, 2003, the Iteris Subsidiary adopted the Iteris, Inc. Deferred Compensation Savings Plan (the “Deferred Compensation Plan”). The plan was assumed by us in connection with the merger of the Iteris Subsidiary into us in October 2004. The Deferred Compensation Plan is a non-qualified voluntary deferral plan that, prior to 2005, permitted eligible executives to defer up to a total of 50% of their regular salary and 100% of their bonuses in exchange for phantom stock units representing the value of our common stock in any plan year, which begins on January 1 and ends on December 31 of each calendar year.

Prior to the merger of the Iteris Subsidiary into us in October 2004, the plan held shares of the Iteris Subsidiary’s common stock. In connection with the merger of the Iteris Subsidiary into us, shares of Iteris Subsidiary common stock held by the plan were exchanged for shares of our common stock. No deferrals have been credited to the Deferred Compensation Plan since January 1, 2005(and no employer contributions have been permitted since the Plan’s inception).

A participant’s entire account balance becomes distributable in the form of our common stock upon the earlier of the participant’s death, disability or termination of employment. Distribution may be made in two substantially equal lump sum payments, monthly installments over five years, or monthly installments over ten years, as elected by the participant in his or her benefit agreement received upon commencement of participation. The plan also permits participants to receive payment while employed either (i) due to hardship or (ii) for any reason if the participant forfeits 12 months of earnings. Because all amounts in the Deferred Compensation Plan were both earned and vested prior to January 1, 2005, the plan is exempt from the application of section 409A of the Internal Revenue Code.

All deferrals to the Deferred Compensation Plan are considered part of our general assets. As general assets, they are subject to the claims of our creditors, and the participants are considered an unsecured creditor with respect to them. We have established a “rabbi trust” which holds our common stock that is used to make payments to participants. The purpose of the trust is to protect participants against a refusal to pay payments (for example, in the event of a change in control). The trust does not, however, protect the account balance in the event that we become insolvent or bankrupt.

At March 31, 2007, the Deferred Compensation Plan held 310,510 shares of our common stock and $15,000 in cash. Changes in the value of our common stock held by the Deferred Compensation Plan are determined based on changes in the quoted market price of our common stock at the close of each reporting period and presented within operating expenses in the accompanying consolidated statements of operations.

The following table sets forth information with respect to the accounts of the named executive officers under the Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions($)	Aggregate Balance at Last Fiscal Year End ($)
Abbas Mohaddes Chief Executive Officer, President, Assistant Secretary and Director	$ ―	$ ―	$(2,477)	$—	$19,458

Jack Johnson(2) Former Chief Executive Officer and President	―	―	(83,238)	―	674,685

Gregory McKhann Senior Vice President and General Manager	―	―	(4,505)	―	35,383

Francis Memole Senior Vice President and General Manager	―	―	―	―	—

James S. Miele Vice President, Chief Financial Officer and Secretary	―	―	―	―	—

Richard D. Crawshaw(3) Former Vice President of Engineering	―	―	―	―	—

(1)                                  Reflects the difference between the value of shares of our common stock held in such officer’s Deferred Compensation Plan account as of March 31, 2007 compared to the value of such shares as of March 31, 2006.

(2)                                  Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007. In May 2007, Mr. Johnson, elected to receive a distribution of 50% of his Deferred Compensation Plan balance, representing 143,333 shares of our common stock and $8,000 in cash, on or before June 30, 2007, and his remaining deferred compensation plan balance of 143,333 shares of our common stock and $7,000 in cash on the one year anniversary of this election.

(3)                                  Mr. Crawshaw served as our Vice President of Engineering until January 2007.

Director Compensation

Directors who are not employees of Iteris or any of its subsidiaries receive an annual fee of $12,000 per year, paid quarterly, in addition to $1,500 for each Board meeting attended in person and $250 for each telephone conference Board meeting. All directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of our Board of Directors and its committees.

Non-employee directors were also eligible to receive periodic option grants pursuant to the Automatic Option Grant Program under our 1997 Stock Incentive Plan. Under this plan, each non-employee director received an option to purchase 20,000 shares of common stock upon his initial appointment to the Board of Directors and an additional option to purchase 5,000 shares of common stock on the date of each annual meeting after his appointment. The annual grants vest in equal annual installments over four years, but are immediately exercisable. Each option granted to non-employee directors under the Automatic Option Grant Program will have an exercise price equal to the fair market value of the common stock on the grant date and will have a maximum term of ten years, subject to earlier termination following the optionee’s cessation of service as a Board member. If the stockholders approve the 2007 Omnibus Incentive Plan, non-employee directors would continue to receive the initial and annual option grants described above.

The following table sets forth a summary of the compensation earned in Fiscal 2007 by each person who served as a director during such year, who is not a named executive officer.

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)	All Other Compensation ($)		Total ($)
Richard Char	$18,750	$1,302	$ ―		$20,052
Kevin C. Daly, Ph.D.	18,750	1,302	―		20,052
Gary Hernandez	17,250	1,302	―		18,552
Dr. Hartmut Marwitz	16,500	1,302	―		17,802
Gregory A. Miner	18,250	1,302	300,000	(3)	319,552
John W. Seazholtz	20,750	1,302	―		22,052
Joel Slutzky	18,250	1,302	―		19,552
Thomas L. Thomas	19,250	1,302	―		20,552
Paul E. Wright	18,000	1,302	―		19,302

(1)                                  Represents amounts earned by the directors based on the compensation arrangement for described above.

(2)                                  Stock options were granted pursuant to our 1997 Stock Incentive Plan. The amounts listed represent the expense recognized by us for fiscal year ended March 31, 2007 for the stock options granted, determined pursuant to SFAS 123(R) utilizing assumptions discussed in Note 1 to our consolidated financial statements in our Annual Report. See also our discussion of share-based compensation under “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” in the Annual Report. For the options granted in Fiscal 2007, the total share-based compensation to be recognized over the vesting period are as follows: Richard Char — $10,125; Kevin C. Daly, Ph.D. — $10,125; Gary Hernandez — $10,125; Dr. Hartmut Marwitz — $10,125; Gregory A. Miner — $10,125; John W. Seazholtz — $10,125; Joel Slutzky — $10,125; Thomas L. Thomas — $10,125; and Paul E. Wright — $10,125. As of March 31, 2007, the non-employee directors held options for the following number of shares of common stock: Richard Char — 25,000 shares; Kevin C. Daly, Ph.D. — 43,000 shares; Gary Hernandez — 80,000 shares; Dr. Hartmut Marwitz — 50,000 shares; Gregory A. Miner — 520,000 shares; John W. Seazholtz — 59,000 shares; Joel Slutzky — 200,000 shares; Thomas L. Thomas — 55,000 shares; and Paul E. Wright — 123,000 shares.

(3)                                  Prior to our merger with our Iteris Subsidiary in October 2004, Mr. Miner served as our Chief Executive Officer and Chief Financial Officer. In accordance with his May 2003 change in control agreement, we paid to Mr. Miner severance payments totaling $300,000 during Fiscal 2007. See “Certain Transactions”.

Indemnification of Directors and Officers

Under Section 145 of the Delaware General Corporation Law, we can indemnify our directors and officers against liabilities they may incur in such capacities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by law, and our bylaws require us to advance litigation expenses upon receipt of an undertaking by the director or officer to repay such advances if it is ultimately determined that the director or officer is not entitled to indemnification. The bylaws further provide that rights conferred under such bylaws do not exclude any other right such persons may have or acquire under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

Our certificate of incorporation provides that, pursuant to Delaware law, our directors shall not be liable for monetary damages for breach of the directors’ fiduciary duty of care to us and our stockholders. This provision in the certificate of incorporation does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition, each director will continue to be subject to liability for breach of the director’s duty of loyalty to us or our stockholders, for acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director’s responsibilities under any other law, such as the federal securities laws or state or federal environmental laws.

We have entered into agreements to indemnify our directors and certain of our officers in addition to the indemnification provided for in the certificate of incorporation and bylaws. These agreements, among other things, indemnify our directors and certain of our officers for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts incurred by such person in any action or proceeding, including any action by or in the right of our company, on account of services as a director or officer of Iteris, or as a director or officer of any other company or enterprise to which the person provides services at our request.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee of our Board of Directors during the fiscal year ended March 31, 2007 were Messrs. Daly, Seazholtz and Thomas. None of the members of our Compensation Committee at any time has been one of our officers or employees or an officer or employee of one of our subsidiaries at any time during the fiscal year ended March 31, 2007. None of our executive officers currently serves, or in the year ended March 31, 2007 has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board of Directors or Compensation Committee.

COMPENSATION COMMITTEE REPORT

We have reviewed and discussed with the management of Iteris the Compensation Discussion and Analysis to be included in the proxy statement on Schedule 14A for the 2007 Annual Meeting of Stockholders. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis referred to above be included in such proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

Kevin C. Daly, Ph.D. John W. Seazholtz Thomas L. Thomas

EQUITY COMPENSATION PLANS

The following table provides information as of March 31, 2007 with respect to shares of our common stock that may be issued under existing equity compensation plans. The table does not include information with respect to shares of our common stock subject to outstanding options granted under equity compensation plans or option agreements that were assumed in connection with the merger of the Iteris Subsidiary into us in October 2004. However, Note 1 to the table sets forth the total number of shares of common stock issuable upon the exercise of those assumed options as of March 31, 2007 and the weighted average exercise price of those options. Except for the adjustments described in Note 1 with respect to the outstanding assumed options, no additional options may be granted under those assumed plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance under Equity Compensation Plans (excluding some securities reflected in first column)
Equity Compensation Plans Approved by Security Holders
1997 Stock Incentive Plan	1,550,830	$2.83	8,879

Equity Compensation Plans Not Approved by Security Holders
None

Total(1)	1,550,830	2.83	8,879

(1)             The table does not include information with respect to the equity compensation plan or option agreements that were assumed by us in connection with the merger of the Iteris Subsidiary into us in October 2004. As of March 31, 2007, a total of 4,266,770 shares of common stock were issuable upon exercise of outstanding options under the assumed plan and agreements. No additional options may be granted under the assumed plan. The weighted average exercise price of all such assumed options to acquire shares of our common stock was $1.15 per share.

PRINCIPAL STOCKHOLDERS AND COMMON STOCK OWNERSHIP
OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 1, 2007, the number and percentage ownership of our common stock by (i) all persons known to us to beneficially own more than 5% of the outstanding common stock, (ii) each of the named executive officers in the Summary Compensation Table which appears elsewhere herein, (iii) each of our directors, and (iv) all of our executive officers and directors as a group. To our knowledge, except as otherwise indicated, each of the persons named in this table has sole voting and investment power with respect to the common stock shown as beneficially owned, subject to community property and similar laws, where applicable.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)(3)	Percent of Class(2)
Austin W. Marxe and David M. Greenhouse(4)	4,549,658	13.9%
Bryant R. Riley(5)	3,515,743	10.7
John D. Gruber, J. Patterson McBaine and Eric Swergold(6)	2,742,837	8.4
Clint D. Coghill(7)	1,670,100	5.1

Abbas Mohaddes(8)	1,032,873	3.1
Jack Johnson(9)	872,352	2.7
Greg McKhann(10)	245,913	*
Francis Memole(11)	176,079	*
James S. Miele(12)	69,068	*
Richard D. Crawshaw(13)	—	—

Richard Char(14)	25,000	*
Kevin C. Daly, Ph.D.(15)	388,132	1.2
Gary Hernandez(14)	80,000	*
Dr. Hartmut Marwitz(14)	50,000	*
Gregory A. Miner(16)	947,828	2.9
John W. Seazholtz(17)	107,547	*
Joel Slutzky(18)	2,041,032	6.2
Thomas L. Thomas(19)	74,000	*
Paul E. Wright(20)	177,794	*

All executive officers and directors as a group (13 persons)(21)	5,415,266	15.7%

*                    Less than 1%.

(1)             The address for Messrs. Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, NY 10022. The address for Bryant R. Riley is 11550 Santa Monica Blvd., Suite 750, Los Angeles, CA 90025. The address for Messrs. Gruber and McBaine is 50 Osgood Place, San Francisco, CA 94133. The address for Clint D. Coghill is One North Wacker Drive, Suite 4350, Chicago, IL 60606. The address of all other persons named in the table is 1515 South Manchester Avenue, Anaheim, CA 92802.

(2)             Based on 32,584,830 shares of common stock outstanding as of July 1, 2007. Shares of common stock subject to options or warrants which are exercisable within 60 days of July 1, 2007 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person. Other than as described in the preceding sentence, shares issuable upon exercise of outstanding options and warrants are not deemed to be outstanding for purposes of this calculation.

(3)             In addition to the shares held in the individual’s name, this column also includes shares held for the benefit of the named person under our 401(k) and Stock Ownership Plan and the Deferred Compensation Savings Plan.

(4)             Includes 246,250 shares issuable upon exercise of warrants that were issued to Special Situations Cayman Fund, L.P., Special Situations Fund III, L.P., Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P. (collectively, the “Special Situations Funds”). Pursuant to a Schedule 13G filed on February 14, 2007 with the SEC, Messrs. Marxe and Greenhouse reported that they had shared voting power and shared dispositive power over the shares of common stock (including the 246,250 shares issuable upon exercise of warrants) held by the Special Situations Funds. Messrs. Marxe and Greenhouse are the controlling principals of AWM Investment Company, Inc. (“AWM”), the general partner of and investment adviser to Special Situations Cayman Fund, L.P. AWM is the general partner of MGP Advisers Limited Partnership, the general partner of and investment adviser to Special Situations Fund III, L.P. and the general partner of Special Situations Fund III QP, L.P. In addition, Messrs. Marxe and Greenhouse are members of MG Advisers L.L.C., the general partner of Special Situations Private Equity Fund, L.P. AWM serves as the investment adviser to Special Situations Fund III QP, L.P. and Special Situations Private Equity Fund, L.P.

(5)             Includes (i) 2,944,801 shares owned by Riley Investment Partners Master Fund, L.P. (“RIPMF”), (ii) 41,667 shares owned by B. Riley and Co. Inc. held in Mr. Riley’s proprietary account, (iii) 50,000 shares owned by B. Riley & Co. Retirement Trust, of which Mr. Riley serves as trustee, (iv) 88,640 shares issuable upon conversion of convertible debenture owned by custodial accounts of Mr. Riley’s children, for which Mr. Riley controls voting and investment decisions in his role as custodian for such accounts, (v) 120,065 shares owned by an investment advisory client of Riley Investment Management LLC (“RIM”) over which RIM has shared voting and dispositive power and (vi) 237,237 shares issuable upon exercise of warrants held by Mr. Riley, his children’s accounts, B. Riley & Co., Inc. and RIPMF that are currently exercisable. Pursuant to a Schedule 13G filed on January 25, 2007 with the SEC, Mr. Riley reported that because RIM has sole voting and investment power over RIPMF’s security holdings and Mr. Riley, in his role as the sole manager of RIM, controls its voting and investment decisions, each of RIM, RIPMF, and Mr. Riley may be deemed to have beneficial ownership of the shares held by, or issuable to, RIPMF. Mr. Riley controls RIM’s voting and investment decisions for its investment advisory clients, but disclaims beneficial ownership of the 120,065 shares owned by the investment advisory client of RIM. Mr. Riley also disclaims beneficial ownership of the shares held in his children’s accounts.

(6)             Pursuant to a Schedule 13G filed on January 29, 2007 with the SEC, Gruber & McBaine Capital Management, LLC (“GMCM”), Jon D. Gruber, J. Patterson McBaine and Eric Swergold reported that they had shared voting power and shared dispositive power over 2,233,547 shares of common stock. The table also includes 437,665 shares, 36,100 shares and 35,525 shares over which Messrs. Gruber, McBaine and Swergold, respectively, have sole voting and dispositive power. GMCM is a registered investment advisor whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. Messrs. Gruber and McBaine are the Managers, controlling persons and portfolio managers of GMCM. No individual client’s holdings of the shares of our common stock are more than five percent of our outstanding shares. Lagunitas and Firefly are investment limited partnerships of which GMCM is the general partner. GMCM, Gruber, McBaine and Swergold constitute a group within the meaning of Rule 13d-5(b). Lagunitas and Firefly is not a member of any group and each disclaims beneficial ownership of the securities with respect to its ownership is reposited.

(7)             Pursuant to a Schedule 13G filed on February 14, 2007 with the SEC, CCM Master Qualified Fund, Ltd., Coghill Capital Management, L.L.C. and Clint D. Coghill reported that they had shared voting power and shared dispositive power over the shares of common stock held by the CCM Master Qualified Fund, Ltd. Mr. Coghill is the managing member of Coghill Capital Management, L.L.C., which serves as the investment manager of CCM Master Qualified Fund, Ltd. The reporting persons disclaim beneficial ownership of the securities except to the extent of their pecuniary interest therein.

(8)             Includes (i) 13,850 shares issuable upon conversion of convertible debentures, (ii) 3,167 shares issuable upon exercise of warrants that are currently exercisable, (iii) 271,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007 and (iv) 11,540 shares held by Mr. Mohaddes’ IRA.

(9)             Includes (i) 27,700 shares issuable upon conversion of convertible debentures held by Mr. Johnson’s IRA and (ii) 6,335 shares issuable upon exercise of warrants held by Mr. Johnson’s IRA which are currently exercisable. Mr. Johnson served as our Chief Executive Officer and President and as a director until March 2007.

(10)       Includes 194,081 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(11)       Includes (i) 13,850 shares issuable upon conversion of convertible debentures held by Mr. Memole’s IRA, (ii) 3,167 shares issuable upon exercise of warrants held by Mr. Memole’s IRA which are currently exercisable, and (iii) 109,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(12)       Includes 60,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(13)       Mr. Crawshaw served as our Vice President of Engineering until January 2007.

(14)       Consists of shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(15)       Includes (i) 100 shares held by Dr. Daly’s spouse, (ii) 329,032 shares held by a trust to which Dr. Daly serves as a trustee, and (iii) 43,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(16)       Includes (i) 13,850 shares issuable upon conversion of convertible debentures held by Mr. Miner’s IRA, (ii) 3,167 shares issuable upon exercise of warrants held by Mr. Miner’s IRA that are currently exercisable, (iii) 183,334 shares held by Mr. Miner’s IRA, (iv) 19,230 shares held by Mr. Miner’s wife’s IRA and (v) 520,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(17)       Includes 59,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(18)       Includes (i) 144,616 shares held by Mr. Slutzsky’s IRA and (ii) 200,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007. Excludes shares of common stock held in trust for the benefit of the children and relatives of Mr. Slutzky as well as shares in the Joel Slutzky Family Trust; Mr. Slutzky has no investment or voting power with respect to the shares in such trusts and disclaims any beneficial ownership.

(19)       Includes 55,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(20)       Includes 123,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007.

(21)       Includes (i) 41,550 shares issuable upon conversion of convertible debentures, (ii) 9,501 shares issuable upon exercise of warrants which are currently exercisable, and (iii) 1,790,831 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after July 1, 2007; does not include shares held by Jack Johnson and Richard Crawshaw, who are not currently employed by us.

CERTAIN TRANSACTIONS

Since April 1, 2006, other than the agreements and transactions described in “Executive Compensation and Other Information” and the transactions described below, there has not been, nor is there any proposed transaction, where we (or any of our subsidiaries) were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, director nominee, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

In May 2003, we entered into change in control agreement with Gregory Miner, who was then serving as our Chief Executive Officer and Chief Financial Officer. In the event of an involuntary termination of his employment within three months prior to or twenty-four months after a change in control, the agreements provided for a severance payment to him of 200% of his annual base pay plus target bonus for the current fiscal year. In addition, Mr. Miner and his dependents were entitled to all insurance benefits for up to twenty-four months or until he obtained new employment with comparable benefits, whichever was earlier. Upon the merger of the Iteris Subsidiary into us in October 2004, Jack Johnson assumed the role of President and Chief Executive Officer of Iteris, replacing Mr. Miner. The merger and subsequent change in position triggered the payment of severance to Mr. Miner under the terms of his agreement. The severance amount was paid to Mr. Miner in bi-weekly installments over 30 months, and the final payment was made in April 2007. The severance amounts paid to Mr. Miner in Fiscal 2007 totaled $300,000.

On October 18, 2006, we entered into a Joint Development Agreement (the “Joint Development Agreement”) with Transportation Planning Group, Inc. d/b/a Crain and Associates of Southern California (“Crain”), a 20 person Southern California consulting firm focused on providing transportation planning services for private development projects. Abbas Mohaddes, our current Chief Executive Officer and President, had acquired all of the outstanding capital stock of Crain following the death of Crain’s founder and President, who was a close friend of Mr. Mohaddes. Under the terms of the Joint Development Agreement, we were to provide staffing support to Crain. Under the agreement, Crain was required to reimburse us at a rate of $8,000 per month during the first six months of the agreement and $4,000 per month for the last six months of the agreement, plus an additional $80 per hour to the extent the hours provided exceeded target hour amounts. The agreement also provided for additional consideration to be paid to us in the event Crain was sold for gross proceeds in excess of $1.0 million no later than five years after the termination of the agreement. We were also granted a right of first refusal to purchase Crain.

On May 30, 2007, we entered into a Termination Agreement with Crain and Mr. Mohaddes, pursuant to which the parties agreed to terminate the Joint Development Agreement. The termination of the Joint Development Agreement became effective upon the closing of the sale by Mr. Mohaddes of his interest in Crain to a third-party buyer, which occurred on May 31, 2007. In connection with such sale, we also waived our right of first refusal with respect to Mr. Mohaddes’ interest in Crain.

Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for reviewing and approving all related party transactions. The Audit Committee monitors and reviews potential conflict of interest situations involving a principal stockholder, a member of the Board of Directors or senior management..

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, our directors and officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and we are required to report any failure to file by such dates. In Fiscal 2007, the Form 4 filings for the annual option grants to non-employee directors, consisting of Messrs. Char, Daly, Hernandez, Marwitz, Miner, Seazholtz, Slutzky, Thomas and Wright, were not filed within two business days of the grant date. Based solely on our review of copies of the reports on Forms 3, 4 and 5 received by us with respect to the fiscal year ended March 31, 2007 and the written representations received from the reporting persons that no other reports were required, except as indicated in the foregoing sentence, we believe that all directors, executive officers and persons who own more than 10% of our common stock have complied with the reporting requirements of Section 16(a) and have filed all reports required by such section.

ANNUAL REPORT

A copy of our annual report on Form 10-K for the fiscal year ended March 31, 2007 (excluding the exhibits thereto) accompanies the proxy materials being mailed to all stockholders. The annual report is not incorporated into this proxy statement and is not considered proxy solicitation material. Stockholders may obtain a copy of the annual report and any of our other filings with the SEC, without charge, by writing to Investor Relations, Iteris, Inc., 1515 South Manchester Avenue, Anaheim, California 92802.* The annual report on Form 10-K (including the exhibits thereto) is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

In the event that a stockholder desires to have a proposal considered for presentation at the annual meeting of stockholders to be held in 2007, and included in our proxy statement and form of proxy card used in connection with such meeting, the proposal must be forwarded in writing to our Secretary so that it is received no later than April 12, 2008. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

If a stockholder, rather than including a proposal in the proxy statement as discussed above, commences his or her own proxy solicitation for the 2008 Annual Meeting of Stockholders or seeks to nominate a candidate for election as a director or to propose business for consideration at such meeting, we must receive notice of such proposal on or before June 26, 2008. If the notice is not received on or before June 26, 2008, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Exchange Act, and we will have discretionary voting authority under proxies solicited for the 2008 Annual Meeting of Stockholders with respect to such proposal, if presented at the meeting.

Please address any stockholder proposals or notices of proposals to our corporate Secretary at our principal executive offices located at 1515 South Manchester Avenue, Anaheim, California 92802.*

OTHER BUSINESS

The Board of Directors is not aware of any other matter which will be presented for action at the Annual Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

THE BOARD OF DIRECTORS OF
ITERIS, INC.

Anaheim, California
August ___, 2007

* We expect that our headquarters and principal operations will be relocated in September 2007 to 1700 East Carnegie Avenue, Santa Ana, California 92705.

ITERIS, INC.

2007 OMNIBUS INCENTIVE PLAN

Table of Contents

Section 1.	Purpose

Section 2.	Definitions

Section 3.	Administration
(a)	Power and Authority of the Committee
(b)	Power and Authority of the Board

Section 4.	Shares Available for Awards
(a)	Shares Available
(b)	Accounting for Awards
(c)	Adjustments
(d)	Section 162(m) Award Limitations Under the Plan

Section 5.	Eligibility

Section 6.	Awards
(a)	Options
(b)	Stock Appreciation Rights
(c)	Restricted Stock and Restricted Stock Units
(d)	Performance Awards
(e)	Dividend Equivalents
(f)	Other Stock Grants
(g)	Other Stock-Based Awards
(h)	General
(i)	Directors’ Automatic Option Grant Program

Section 7.	Amendment and Termination; Adjustments
(a)	Amendments to the Plan
(b)	Amendments to Awards
(c)	Correction of Defects, Omissions and Inconsistencies

Section 8.	Income Tax Withholding

Section 9.	General Provisions
(a)	No Rights to Awards
(b)	Award Agreements
(c)	Plan Provisions Control
(d)	No Rights of Stockholders
(e)	No Limit on Other Compensation Arrangements
(f)	No Right to Employment
(g)	Governing Law
(h)	Severability
(i)	No Trust or Fund Created

ii

(j)	Other Benefits
(k)	No Fractional Shares
(l)	Headings
(m)	Section 16 Compliance; Section 162(m) Administration
(n)	Conditions Precedent to Issuance of Shares

Section 10.	Effective Date of the Plan

Section 11.	Term of the Plan

iii

ITERIS, INC.
2007 OMNIBUS INCENTIVE PLAN

Section 1.              Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and directors capable of assuring the future success of the Company, to offer such persons incentives to continue in the Company’s employ or service and to afford such persons an opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company.

Section 2.              Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)           “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)           “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant or Other Stock-Based Award granted under the Plan.

(c)           “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)           “Board” shall mean the Board of Directors of the Company.

(e)           “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

(f)            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)           “Committee” shall mean one or more committees of Directors designated by the Board to administer the Plan, of which the Company’s compensation committee shall initially be the primary committee. The primary Committee shall be comprised of at least two Directors but not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the primary Committee shall be a “Non-Employee Director” and an “Outside Director.” Any secondary Committee shall be comprised of at least two Directors.

(h)           “Company” shall mean Iteris, Inc., a Delaware corporation, and any successor corporation.

(i)            “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)            “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(k)           “Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.

(l)            “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing and unless otherwise determined by the Committee, if the Shares are at the time listed on any stock exchange in the United States, the Fair Market Value of a Share as of a given date shall be the closing sale price of one Share as reported on the principal United States exchange on which the Shares are listed on the date as of which Fair Market Value is being determined, or, if there is no closing sales price for the Shares on the date in question, then the Fair Market Value shall be the closing sales price on the last preceding date for which such price exists.

(n)           “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(o)           “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3.

(p)           “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(q)           “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(r)            “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

2

(s)           “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

(t)            “Outside Director” shall mean any Director who is an “outside director” within the meaning of Section 162(m) of the Code.

(u)           “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(v)           “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(w)          “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria. Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(x)            “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(y)           “Plan” shall mean the Iteris, Inc. 2007 Omnibus Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(z)            “Qualified Performance Based Award” shall have the meaning set forth in Section 6(d) of the Plan.

(aa)         “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(bb)         “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or evidencing the right to receive a cash payment equal to the Fair Market Value of a Share if explicitly so provided in the Award Agreement) at some future date.

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(cc)         “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(dd)         “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(ee)         “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff)           “Service” shall mean the performance of services for the Company (or any Affiliate) by a person in the capacity of an employee, a member of the board of directors or a consultant, except to the extent otherwise specifically provided in the Award Agreement.

(gg)         “Share” or “Shares” shall mean a share or shares of common stock, $0.10 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(hh)         “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.              Administration

(a)           Power and Authority of the Committee. The Plan shall be administered by the Board and the primary Committee. The Board may designate a secondary Committee to have concurrent authority to administer the Plan, provided that the secondary Committee shall not have any authority (i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) of the Code or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law. Any Awards made to members of the Committee, however, should be authorized by a disinterested majority of the Board. Subject to the express provisions of the Plan and to applicable law, the Committee (or the Board, as applicable) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

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(b)           Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.              Shares Available for Awards

(a)           Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be Eight Hundred Fifty Thousand (850,000). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Notwithstanding the foregoing, (x) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed Eight Hundred Fifty Thousand (850,000), subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (y) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed Eight Hundred Fifty Thousand (850,000), subject to adjustment as provided in Section 4(c) of the Plan.

(b)           Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)           Adjustments. In the event any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

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(d)           Section 162(m) Award Limitations Under the Plan. Notwithstanding any other provision of the Plan other than Section 4(c), if the Committee provides that this Section 4(d) is applicable to a particular Award, no Participant receiving such an Award shall be granted: (i) Options or SARs with respect to more than 500,000 Shares in the aggregate within any fiscal year of the Company; or (ii) Qualified Performance Based Awards which could result in such Participant receiving more than $1,500,000 in cash or the equivalent Fair Market Value of Shares determined at the date of grant for each full or partial fiscal year of the Company contained in the performance period of a particular Qualified Performance Based Award; provided, however, that, if any other Qualified Performance Based Awards are outstanding for such Participant for a given fiscal year, such dollar limitation shall be reduced for each such given fiscal year by the amount that could be received by the Participant under all such Qualified Performance Based Awards, divided, for each such Qualified Performance Based Award, by the number of full or partial fiscal years of the Company contained in the performance period of each such outstanding Qualified Performance Based Award; provided, however, that the limitations set forth in this Section 4(d) shall be subject to adjustment under Section 4(c) of the Plan only to the extent that such adjustment does not affect the status of any Award intended under Section 6(d) to qualify as “performance based compensation” under Section 162(m) of the Code.

Section 5.              Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.              Awards

(a)           Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)           Option Term. The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(iii)          Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a

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Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. The Committee shall have the discretion to grant Options that are exercisable for unvested Shares. Should the Participant’s Service cease while the Shares issued upon the early exercise of the Participant’s Options are still unvested, the Company shall have the right to repurchase any or all of those unvested Shares at a price per share determined by the Committee. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the Award Agreement. Any repurchases must be made in compliance with the relevant provisions of Delaware law.

(iv)          Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)          The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)           All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)           Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)          The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E)           Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

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(b)           Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)           Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)            Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii)           Issuance of Shares. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

(iii)          Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of Service (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)           Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property

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and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. From time to time, the Committee may designate an Award granted pursuant to the Plan as an award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance Based Award”). Qualified Performance Based Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Qualified Performance Based Awards to the extent required by Section 162(m).

(e)           Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f)            Other Stock Grants. The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon (“Other Stock Grants”) as are deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(g)           Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(h)           General.

(i)            Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

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(ii)           Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)          Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)          Limits on Transfer of Awards. No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may, at any time that such Participant holds such Option, transfer a Non-Qualified Stock Option to any “Family Member” (as such term is defined in the General Instructions to Form S-8, or any successor to such Instructions or such Form), or to an inter vivos or testamentary trust in which Family Members have a beneficial interest of more than 50% and which provides that such Option is to be transferred to the beneficiaries upon the Participant’s death, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

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(v)           Term of Awards. The term of each Award shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years from the date of grant.

(vi)          Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange. No Shares or other assets shall be issued or delivered pursuant to the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable pursuant to the Plan, and all applicable listing requirements of any stock exchange or trading system on which Common Stock is then traded. No Shares shall be issued or delivered pursuant to the Plan if doing so would violate any internal policies of the Company.

(vii)         Prohibition on Repricing. Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled and replaced with Options or Stock Appreciation Rights having a lower exercise or grant price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with generally accepted accounting principles in the United States.

(i)            Directors’ Automatic Option Grant Program.

(i)            Annual Grant. Subject to approval of the Plan by the Company’s stockholders, beginning with the 2007 Annual Stockholders Meeting, each Non-Employee Director shall receive annually on the date of each annual stockholders’ meeting a Non-Qualified Stock Option to purchase Five Thousand (5,000) Shares, provided that such Non-Employee Director has served as a Non-Employee Director for at least six (6) months and is to continue to serve as a Non-Employee Director, whether or not he or she is standing for reelection at that particular Annual Meeting. The exercise price for the Shares shall be 100% of the Fair Market Value of the Shares on the date of grant. Each Option shall be exercisable immediately upon grant, shall be exercisable for ten (10) years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan. Each such Option shall vest in four (4) equal annual installments upon the Non-Employee Director’s completion of each year of Board service measured from the grant date. There shall be no limit on the number of such automatic Option grants any one Non-Employee Director may receive over his or her period of Board service, and Non-Employee Directors who have previously been employees of the Company (or any Affiliate) or who have received one or more Option grants from the Company prior to becoming a Non-Employee Director shall be eligible to receive one or more such automatic Option grants over their period of continued Board service.

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(ii)           Initial Grant. Upon appointment or initial election to the Board, each Non-Employee Director shall receive a Non-Qualified Stock Option to purchase Twenty Thousand (20,000) Shares, provided such individual was not previously in the Company’s employ. The exercise price for such Shares shall be 100% of the Fair Market Value of the Shares on the date of grant. Each Option shall be exercisable immediately upon grant, shall be exercisable for 10 years following the date of grant and shall be generally subject to the terms and conditions set forth in the Plan.

(iii)          Termination of Board Service. The following provisions shall govern the exercise of any options granted to Non-Employee Directors pursuant to the Automatic Option Grant Program that are outstanding at the time the Non-Employee Director ceases to serve as a Board member:

(A)          Should the Non-Employee Director’s service as a Board member cease for any reason while one or more Options granted pursuant to this Automatic Option Grant Program are outstanding, then each such Option shall remain exercisable, for any or all of the vested Shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (i) the termination date of the Option or (ii) the expiration of the one-year period measured from the date the Non-Employee Director’s Board service ceases. Upon the expiration of the one-year post-termination exercise period, or (if earlier) upon the termination date of the Option, the Option shall terminate with respect to any vested Shares for which the Option has not been exercised.

(B)           Should the Non-Employee Director cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the Option granted pursuant to this Automatic Option Grant Program shall immediately vest so that such Option may, during the twelve (12) month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully vested shares of Common Stock. “Permanent Disability” for purposes of this section shall mean the inability of the Non-Employee Director to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

(C)           Each Option granted pursuant to this Automatic Option Grant Program that is outstanding at the time of the Non-Employee Director’s cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all unvested Shares for which the Option is not otherwise at that time exercisable.

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(iv)          Change in Control. In the event of a Change in Control effected during the Non-Employee Director’s period of Board service, the vesting, if any, of each Option granted pursuant to this Automatic Option Grant Program at the time held by such Non-Employee Director shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the Shares at the time subject to such Option and may be exercised for all or any portion of such Shares. Upon t he consummation of the Change in Control, all Options granted pursuant to this Automatic Option Grant Program shall terminate and cease to be outstanding.

(v)           Remaining Terms. The remaining terms and conditions of each Option granted pursuant to this Automatic Option Grant Program shall be substantially the same as the terms in effect for Options made under the Planand shall be set forth in an Option Agreement.

Section 7.              Amendment and Termination; Adjustments

(a)           Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)            violates the rules or regulations of the National Association of Securities Dealers, Inc. or any other securities exchange that are applicable to the Company;

(ii)           causes the Company to be unable, under the Code, to grant Incentive Stock Options under the Plan;

(iii)          increases the number of shares authorized under the Plan as specified in Section 4(a);

(iv)          permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, as prohibited by Sections 6(a)(i) and 6(b) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(h)(vii) of the Plan; or

(v)           would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b)           Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Notwithstanding the foregoing, the Committee shall not waive any conditions or rights of the Company, or otherwise amend or alter any outstanding Qualified Performance Based Awards in such a manner as to cause such Award not to qualify as performance based compensation within the meaning of Section 162(m) of the Code.

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(c)           Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.              Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.              General Provisions

(a)           No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)           Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)           Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)           No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)           No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

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(f)            No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or as giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment or Service at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)           Governing Law. The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h)           Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)            No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)            Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

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(k)           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)            Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)          Section 16 Compliance; Section 162(m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)           Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10.            Effective Date of the Plan

The Plan shall be effective upon approval by the Company’s stockholders.

Section 11.            Term of the Plan

No Award shall be granted under the Plan after ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

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ITERIS, INC.
INCENTIVE STOCK OPTION AGREEMENT

This INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) is made this            day of           ,           , by and between Iteris, Inc., a Delaware corporation (the “Company”) and           , an individual resident of           ,            (“Optionee”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Iteris, Inc. 2007 Omnibus Incentive Plan (the “Plan”).

1.             Grant of Option.   The Company hereby grants Optionee the option (the “Option”) to purchase all or any part of an aggregate of            shares (the “Shares”) of common stock, $0.10 par value (“Common Stock”), of the Company at the exercise price of $           per share according to the terms and conditions set forth in this Agreement and in the Plan. The Option will be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Option is issued under the Plan and is subject to its terms and conditions. A copy of the Plan will be furnished upon request of Optionee.

The Option shall terminate at the close of business ten (10) years from the date hereof; provided, however, that if Optionee owns (within the meaning of Section 422 of the Code) as of the date hereof stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the Option shall terminate at the close of business five (5) years from the date hereof.

2.             Vesting of Option Rights.

(a)           Except as otherwise provided in this Agreement, the Option may be exercised by Optionee in accordance with the following schedule:

On or after each of the following dates	Number of Shares with respect to which the Option is exercisable

(b)           During the lifetime of Optionee, the Option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution.

(c)           Optionee understands that to the extent that the aggregate fair market value (determined at the time the option was granted) of the shares of Common Stock of the Company with respect to which all options that are incentive stock options within the meaning of Section 422 of the Code are exercisable for the first time by Optionee during any calendar year exceed $100,000, in accordance with Section 422(d) of the Code, such options shall be treated as options that do not qualify as incentive stock options.

3.             Exercise of Option after Death or Termination of Employment or Service.   The Option shall terminate and may no longer be exercised if Optionee ceases to be employed by or provide Service to the Company or its Affiliates, except that:

(a)           If Optionee’s employment shall be terminated for any reason, voluntary or involuntary, other than for “Cause” (as defined in Section 3(e)) or Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code), Optionee may at any time within a period of 3 months after such termination exercise the Option to the extent the Option was exercisable by Optionee on the date of the termination of Optionee’s employment.

(b)           If Optionee’s employment is terminated for Cause, the Option shall be terminated as of the date of the act giving rise to such termination.

(c)           If Optionee shall die while the Option is still exercisable according to its terms or if employment is terminated because Optionee has become disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company and Optionee shall not have fully exercised the Option, such Option may be exercised at any time within 12 months after Optionee’s death or date of termination of employment for disability by Optionee, personal representatives or administrators or guardians of Optionee, as applicable or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares Optionee was entitled to purchase under the Option on (i) the earlier of the date of death or termination of employment or (ii) the date of termination for such disability, as applicable.

(d)           Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the termination date of the Option.

(e)           “Cause” shall mean shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Affiliate), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Affiliate) may consider as grounds for the dismissal or discharge of any Optionee in the Service of the Company (or any Affiliate). However, if the term or concept has been defined in an employment agreement between the Company and Optionee, then Cause shall have the definition set forth in such employment agreement. For purposes of this paragraph, no action or failure to act on Optionee’s part shall be considered “willful” unless done or omitted to be done, by Optionee in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company.

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4.             Method of Exercise of Option.   Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office within the Option period. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Payment of the exercise price shall be made (i) in cash (including bank check, personal check or money order payable to the Company), (ii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation shares of the Company’s Common Stock already owned by Optionee having a Fair Market Value equal to the full exercise price of the Shares being acquired, (iii) with the approval of the Company (which may be given in its sole discretion) and subject to Section 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company the full exercise price of the Shares being acquired in a combination of cash and Optionee’s full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the exercise price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) subject to Section 402 of the Sarbanes-Oxley Act of 2002, to the extent this Option is exercised for vested shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (1) to Optionee’s brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or (v) with the approval of the Company (which may be given in its sole discretion) and subject to Section 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company a combination of any of the forms of payment described above. This Option may be exercised only with respect to full shares and no fractional share of stock shall be issued.

5.             Change in Control.

(a)           Immediately prior to the effective date of a “Change in Control” (as defined in Section 5(e)), this Option shall vest and become exercisable for all of the Shares and may be exercised for any or all of those Shares. However, this Option shall not vest and become exercisable on an accelerated basis if and to the extent: (i) this Option is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the Shares for which this Option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Shares over the aggregate exercise price payable for such Shares) and provides for subsequent payout of that spread no later than the time this Option would have vested and become exercisable for those Shares.

(b)           Immediately following the consummation of the Change in Control, this Option shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

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(c)           If this Option is assumed or otherwise continued in effect in connection with a Change in Control, then this Option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had this Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the exercise price, provided the aggregate exercise price shall remain the same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this Option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d)           This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e)           For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

6.             Capital Adjustments and Reorganization.   Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (a) the number and/or class of securities subject to this Option and (b) the exercise price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7.             Miscellaneous.

(a)           Entire Agreement; Plan Provisions Control.   This Agreement (and any addendum hereto) and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be and binding on all persons having an interest in this Option. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning assigned to them in the Plan.

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(b)           No Rights of Stockholders.   Neither Optionee, Optionee’s legal representative nor a permissible assignee of this Option shall have any of the rights and privileges of a stockholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of Optionee, Optionee’s legal representative or permissible assignee, as applicable, without restrictions thereto.

(c)           No Right to Employment.   The grant of the Option shall not be construed as giving Optionee the right to be retained in the employ of, or if Optionee is a director of the Company or an Affiliate as giving the Optionee the right to continue as a director of, the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or position at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss Optionee from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or the Agreement. Nothing in the Agreement shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Option granted hereunder shall not form any part of the wages or salary of Optionee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Agreement or Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, Optionee shall be deemed to have accepted all the conditions of the Plan and the Agreement and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(d)           Governing Law.   The validity, construction and effect of the Plan and the Agreement, and any rules and regulations relating to the Plan and the Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(e)           Severability.   If any provision of the Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

(f)            No Trust or Fund Created.   Neither the Plan nor the Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and Optionee or any other person.

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(g)           Headings.   Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof.

(h)           Notices.   Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be addressed to Optionee at the address of record provided to the Company by Optionee in connection with Optionee’s employment with or Services provided to the Company or such other address as Optionee may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon the third (3rd) day following deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice.

(i)            Conditions Precedent to Issuance of Shares.   Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, state blue sky laws, the requirements of any applicable Stock Exchange or the Nasdaq Stock Market and the Delaware General Corporation Law. As a condition to the exercise of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(j)            Withholding.   If Optionee shall dispose of any of the shares of Common Stock acquired upon exercise of the Option within two (2) years from the date the Option was granted or within one (1) year after the date of exercise of the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction, Optionee shall promptly notify the Company of the dates of acquisition and disposition of such shares, the number of shares so disposed of, and the consideration, if any, received for such shares. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to assure (i) notice to the Company of any disposition of the shares of the Company within the time periods described above, and (ii) that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

(k)           Consultation With Professional Tax and Investment Advisors.   Optionee acknowledges that the grant, exercise and vesting with respect to this Option, and the sale or other taxable disposition of the Shares, may have tax consequences pursuant to the Code or under local, state or international tax laws. Optionee further acknowledges that Optionee is relying solely and exclusively on Optionee’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Optionee understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise and vesting, and the sale or other taxable disposition of the Shares, is solely and exclusively the responsibility of Optionee without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Optionee for such taxes or other items.

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(l)            Acceptance of Option.   By accepting this Agreement, Optionee hereby agrees to the terms and conditions set forth in this Agreement and the Plan with respect to the Option and any Shares issued as a result of the exercise of the Option, in whole or in part.

IN WITNESS WHEREOF, the Company has executed this Agreement and caused this Option to be issued to Optionee on the date set forth in the first paragraph above.

ITERIS, INC.

By:

Name:
Title:

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ITERIS, INC.
NON-INCENTIVE STOCK OPTION AGREEMENT

This NON-INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) is made this            day of           ,           , by and between Iteris, Inc., a Delaware corporation (the “Company”), and           , an individual resident of           ,            (“Optionee”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Iteris, Inc. 2007 Omnibus Incentive Plan (the “Plan”).

1.             Grant of Option.   The Company hereby grants Optionee the option (the “Option”) to purchase all or any part of an aggregate of            shares (the “Shares”) of common stock, $0.10 par value (“Common Stock”), of the Company at the exercise price of $           per share according to the terms and conditions set forth in this Agreement and in the Plan. The Option will not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Option is issued under the Plan and is subject to its terms and conditions. A copy of the Plan will be furnished upon request of Optionee.

The Option shall terminate at the close of business ten (10) years from the date hereof.

2.             Vesting of Option Rights.

(a)           Except as otherwise provided in this Agreement, the Option may be exercised by Optionee in accordance with the following schedule:

On or after each of the following dates	Number of Shares with respect to which the Option is exercisable

(b)           During the lifetime of Optionee, the Option shall be exercisable only by Optionee and shall not be assignable or transferable by Optionee, other than by will or the laws of descent and distribution. Notwithstanding the foregoing, Optionee may transfer the Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form)); provided, however, that (i) Optionee may not receive any consideration for such transfer, (ii) the Family Member must agree in writing not to make any subsequent transfers of the Option other than by will or the laws of the descent and distribution and (iii) the Company receives prior written notice of such transfer.

3.             Exercise of Option after Death or Termination of Employment or Service.   The Option shall terminate and may no longer be exercised if Optionee ceases to be employed by or provide Service to the Company or its Affiliates, except that:

(a)           If Optionee’s employment shall be terminated for any reason, voluntary or involuntary, other than for “Cause” (as defined in Section 3(e)) or Optionee’s death or disability (within the meaning of Section 22(e)(3) of the Code), Optionee may at any time within a period of 3 months after such termination exercise the Option to the extent the Option was exercisable by Optionee on the date of the termination of Optionee’s employment.

(b)           If Optionee’s employment is terminated for Cause, the Option shall be terminated as of the date of the act giving rise to such termination.

(c)           If Optionee shall die while the Option is still exercisable according to its terms or if employment is terminated because Optionee has become disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ of the Company and Optionee shall not have fully exercised the Option, such Option may be exercised at any time within 12 months after Optionee’s death or date of termination of employment for disability by Optionee, personal representatives or administrators or guardians of Optionee, as applicable or by any person or persons to whom the Option is transferred by will or the applicable laws of descent and distribution, to the extent of the full number of Shares Optionee was entitled to purchase under the Option on (i) the earlier of the date of death or termination of employment or (ii) the date of termination for such disability, as applicable.

(d)           Notwithstanding the above, in no case may the Option be exercised to any extent by anyone after the termination date of the Option.

(e)           “Cause” shall mean shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Affiliate), or any other intentional misconduct by such person adversely affecting the business or affairs of the Company (or any Affiliate) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or any Affiliate) may consider as grounds for the dismissal or discharge of any Optionee in the Service of the Company (or any Affiliate). However, if the term or concept has been defined in an employment agreement between the Company and Optionee, then Cause shall have the definition set forth in such employment agreement. For purposes of this paragraph, no action or failure to act on Optionee’s part shall be considered “willful” unless done or omitted to be done, by Optionee in bad faith and without reasonable belief that his or her action or omission was in the best interests of the Company.

4.             Method of Exercise of Option.   Subject to the foregoing, the Option may be exercised in whole or in part from time to time by serving written notice of exercise on the Company at its principal office within the Option period. The notice shall state the number of Shares as to which the Option is being exercised and shall be accompanied by payment of the exercise price. Payment of the exercise price shall be made (i) in cash (including bank check, personal check or money order payable to the Company), (ii) with the approval of the Company (which may be given in its sole discretion), by delivering to the Company for cancellation shares of the Company’s Common Stock already owned by Optionee having a Fair Market Value equal

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to the full exercise price of the Shares being acquired, (iii) with the approval of the Company (which may be given in its sole discretion) and subject to Section 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company the full exercise price of the Shares being acquired in a combination of cash and Optionee’s full recourse liability promissory note with a principal amount not to exceed eighty percent (80%) of the exercise price and a term not to exceed five (5) years, which promissory note shall provide for interest on the unpaid balance thereof which at all times is not less than the minimum rate required to avoid the imputation of income, original issue discount or a below-market rate loan pursuant to Sections 483, 1274 or 7872 of the Code or any successor provisions thereto, (iv) subject to Section 402 of the Sarbanes-Oxley Act of 2002, to the extent this Option is exercised for vested shares, through a special sale and remittance procedure pursuant to which Optionee shall concurrently provide irrevocable instructions (1) to Optionee’s brokerage firm to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (2) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or (v) with the approval of the Company (which may be given in its sole discretion) and subject to Section 402 of the Sarbanes-Oxley Act of 2002, by delivering to the Company a combination of any of the forms of payment described above. This Option may be exercised only with respect to full shares and no fractional share of stock shall be issued.

5.             Change in Control.

(a)           Immediately prior to the effective date of a “Change in Control” (as defined in Section 5(e)), this Option shall vest and become exercisable for all of the Shares and may be exercised for any or all of those Shares. However, this Option shall not vest and become exercisable on an accelerated basis if and to the extent: (i) this Option is to be assumed by the successor corporation (or parent thereof) or is otherwise to be continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) this Option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the Shares for which this Option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Shares over the aggregate exercise price payable for such Shares) and provides for subsequent payout of that spread no later than the time this Option would have vested and become exercisable for those Shares.

(b)           Immediately following the consummation of the Change in Control, this Option shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(c)           If this Option is assumed or otherwise continued in effect in connection with a Change in Control, then this Option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had this Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the exercise price, provided the aggregate exercise price shall remain the

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same. To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption of this Option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(d)           This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

(e)           For purposes of this Agreement, “Change in Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization unless securities representing more than 50% of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.

6.             Capital Adjustments and Reorganization.   Should any change be made to the Common Stock by reason of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (a) the number and/or class of securities subject to this Option and (b) the exercise price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

7.             Miscellaneous.

(a)           Entire Agreement; Plan Provisions Control.   This Agreement (and any addendum hereto) and the Plan constitute the entire agreement between the parties hereto with regard to the subject matter hereof. In the event that any provision of the Agreement conflicts with or is inconsistent in any respect with the terms of the Plan, the terms of the Plan shall control. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement shall be and binding on all persons having an interest in this Option. All capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meaning assigned to them in the Plan.

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(b)           No Rights of Stockholders.   Neither Optionee, Optionee’s legal representative nor a permissible assignee of this Option shall have any of the rights and privileges of a stockholder of the Company with respect to the Shares, unless and until such Shares have been issued in the name of Optionee, Optionee’s legal representative or permissible assignee, as applicable, without restrictions thereto.

(c)           No Right to Employment.   The grant of the Option shall not be construed as giving Optionee the right to be retained in the employ of, or if Optionee is a director of the Company or an Affiliate as giving the Optionee the right to continue as a director of, the Company or an Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment or position at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss Optionee from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or the Agreement. Nothing in the Agreement shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Option granted hereunder shall not form any part of the wages or salary of Optionee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Agreement or Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, Optionee shall be deemed to have accepted all the conditions of the Plan and the Agreement and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(d)           Governing Law.   The validity, construction and effect of the Plan and the Agreement, and any rules and regulations relating to the Plan and the Agreement, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(e)           Severability.   If any provision of the Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Agreement, such provision shall be stricken as to such jurisdiction or the Agreement, and the remainder of the Agreement shall remain in full force and effect.

(f)            No Trust or Fund Created.   Neither the Plan nor the Agreement shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and Optionee or any other person.

(g)           Headings.   Headings are given to the Sections and subsections of the Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Agreement or any provision thereof.

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(h)           Notices.   Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Company at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be addressed to Optionee at the address of record provided to the Company by Optionee in connection with Optionee’s employment with or Services provided to the Company or such other address as Optionee may designate by ten (10) days’ advance written notice to the Company. Any notice required to be given under this Agreement shall be in writing and shall be deemed effective upon personal delivery or upon the third (3rd) day following deposit in the U.S. mail, registered or certified, postage prepaid and properly addressed to the party entitled to such notice.

(i)            Conditions Precedent to Issuance of Shares.   Shares shall not be issued pursuant to the exercise of the Option unless such exercise and the issuance and delivery of the applicable Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, state blue sky laws, the requirements of any applicable Stock Exchange or the Nasdaq Stock Market and the Delaware General Corporation Law. As a condition to the exercise of the purchase price relating to the Option, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(j)            Withholding.   In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collected from Optionee.

(k)           Consultation With Professional Tax and Investment Advisors.   Optionee acknowledges that the grant, exercise and vesting with respect to this Option, and the sale or other taxable disposition of the Shares, may have tax consequences pursuant to the Code or under local, state or international tax laws. Optionee further acknowledges that Optionee is relying solely and exclusively on Optionee’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Optionee understands and agrees that any and all tax consequences resulting from the Option and its grant, exercise and vesting, and the sale or other taxable disposition of the Shares, is solely and exclusively the responsibility of Optionee without any expectation or understanding that the Company or any of its employees or representatives will pay or reimburse Optionee for such taxes or other items.

(l)            Acceptance of Option.   By accepting this Agreement, Optionee hereby agrees to the terms and conditions set forth in this Agreement and the Plan with respect to the Option and any Shares issued as a result of the exercise of the Option, in whole or in part.

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IN WITNESS WHEREOF, the Company has executed this Agreement and caused this Option to be issued to Optionee on the date set forth in the first paragraph above.

ITERIS, INC.

By:

Name:
Title:

7

PROXY

ITERIS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ITERIS, INC. hereby appoints ABBAS MOHADDES and JAMES S. MIELE, and each of them, proxies of the undersigned, each with full power to act without the other and with power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Iteris to be held at the Doubletree Hotel Anaheim/Orange County, located at 100 The City Drive, Orange, California 92868, on September 21, 2007 at 10:00 a.m. Pacific Time, and at any adjournments or postponements thereof, and to vote all shares of common stock of Iteris held of record by the undersigned on July 25, 2007, with all the powers the undersigned would possess if personally present, in accordance with the instructions on the reverse hereof.

The undersigned hereby revokes any other proxy to vote at such Annual Meeting of Stockholders and hereby ratifies and confirms all that said proxies, and each of them, may lawfully do by virtue hereof. The undersigned also acknowledges receipt of the Notice of the Annual Meeting of Stockholders, the proxy statement and the annual report to stockholders on Form 10-K for the year ended March 31, 2007, which were furnished with this proxy.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS BELOW, OR IF NO INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXY HOLDERS WITH REGARD TO ANY OTHER MATTERS PROPERLY BROUGHT TO A VOTE AT THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

☒ Please mark votes as in this example.

1.	Election of Directors

Nominees standing for election by holders of common stock: Richard Char, Kevin C. Daly, Ph.D., Gregory A. Miner, Abbas Mohaddes, John W. Seazholtz, Joel Slutzky and Thomas L. Thomas.

	☐ FOR	☐ WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided above.)

2.	To approve the amendment of our certificate of incorporation to increase the number of authorized shares of our common stock by 20,000,000, from 50,000,000 shares to 70,000,000 shares.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the Iteris, Inc. 2007 Omnibus Incentive Plan and the issuance of up to 850,000 shares of common stock thereunder.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Ratification of McGladrey & Pullen, LLP as the independent auditors of Iteris for the fiscal year ending March 31, 2008.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND INDICATE NEW ADDRESS ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature:			Date:

Signature:			Date:

(This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title as such. If the stockholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.